                                                                                                ISDA(R)1992
(MULTICURRENCY--CROSS BORDER)
                                                                 ISDA(R)
                                             INTERNATIONAL SWAP DEALERS ASSOCIATION, INC.

                                                           MASTER AGREEMENT

                                                    dated as of September 28, 2006

CREDIT SUISSE INTERNATIONAL                                                     DEUTSCHE BANK TRUST COMPANY  AMERICAS

  ("PARTY A")                                and                                           ("PARTY B")

have entered and/or  anticipate  entering into one of more  transactions  (each a  "Transaction")  that are or will be governed by this
Master  Agreement,  which  includes  the  schedule  (the  "Schedule"),  and  the  documents  and  other  confirming  evidence  (each  a
"Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.       INTERPRETATION

(a)      DEFINITIONS.  The terms  defined in Section 14 and in the Schedule  will have the meanings  therein  specified for the purpose of this Master Agreement.

(b)      INCONSISTENCY.  In the event of any  inconsistency  between the  provisions  of the Schedule and the other  provisions of this
Master  Agreement,  the Schedule will prevail.  In the event of any  inconsistency  between the provisions of any Confirmation and this
Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)      SINGLE  AGREEMENT.  All  Transactions  are  entered  into  in  reliance  on the  fact  that  this  Master  Agreement  and  all
Confirmations form a single agreement between the parties  (collectively  referred to as this  "Agreement"),  and the parties would not otherwise enter into any Transactions.

2.       OBLIGATIONS

(a)      GENERAL CONDITIONS.

(i)      Each  party  will make each  payment  or  delivery  specified  in each  Confirmation  to be made by it,  subject  to the other provisions of this Agreement.

(ii)     Payments  under this  Agreement  will be made on the due date for value on that date in the place of the account  specified in the relevant  Confirmation or otherwise pursuant to this Agreement,  in freely  transferable funds and in the manner customary for payments in the required  currency.  Where settlement is by delivery (that is, other than by payment),  such delivery will be made for receipt on the due date in the manner  customary for the relevant  obligation  unless  otherwise  specified in the relevant Confirmation or elsewhere in this Agreement.

_______________________
Copyright(C)1992 by International Swap Dealers Association, Inc.

(iii)    Each  obligation of each party under Section  2(a)(i) is subject to (1) the  condition  precedent  that no Event of Default or
         Potential  Event of Default with respect to the other party has occurred and is continuing,  (2) the condition  precedent that no Early  Termination  Date in respect of the relevant  Transaction has occurred or been  effectively  designated and (3) each other applicable condition precedent specified in this Agreement.

(b)      CHANGE OF  ACCOUNT.  Either  party may change its account  for  receiving a payment or delivery by giving  notice to the other party at least five Local  Business Days prior to the scheduled  date for the payment or delivery to which such change  applies  unless such other party gives timely notice of a reasonable objection to such change.

(c)      NETTING.  If on any date amounts would otherwise be payable:--

(i)      in the same currency; and

(ii)     in respect of the same Transaction,

by each party to the other.  then,  on such date,  each party's  obligation  to make  payment of any such amount will be  automatically satisfied  and  discharged  and, if the  aggregate  amount that would  otherwise  have been payable by one party  exceeds the aggregate amount  that would  otherwise  have been  payable  by the other  party,  replaced  by an  obligation  upon the party by whom the larger aggregate  amount  would  have been  payable  to pay to the other  party the excess of the larger  aggregate  amount  over the  smaller aggregate amount.

The parties may elect in respect of two or more  Transactions  that a net amount will be determined  in respect of all amounts  payable on the same date in the same  currency in respect of such  Transactions,  regardless  of whether such amounts are payable in respect of the same  Transaction.  The election may be made in the Schedule or a Confirmation by specifying that  subparagraph (ii) above will not apply to the  Transactions  identified as being subject to the  election,  together with the starting date (in which case  subparagraph
(ii) above will not, or will cease to, apply to such  Transactions  from such date). This election may be made separately for different groups of  Transactions  and will apply  separately to each pairing of Offices  through which the parties make and receive  payments or deliveries.

(d)      DEDUCTION OR WITHHOLDING FOR TAX.

(i)      Gross-Up.  All payments under this  Agreement  will be made without any deduction or withholding  for or on account of any Tax unless such  deduction  or  withholding  is  required by any  applicable  law,  as  modified by the  practice of any  relevant governmental  revenue  authority,  then in effect.  If a party is so  required  to deduct or  withhold,  then that party ("X")
         will:--

(1)      promptly notify the other party ("Y") of such requirement;

(2)      pay to the relevant  authorities  the full amount  required to be deducted or withheld  (including the full amount required to be deducted or withheld from any additional  amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining  that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3)      promptly  forward to Y an  official  receipt  (or a  certified  copy),  or other  documentation  reasonably  acceptable  to Y, evidencing such payment to such authorities; and

(4)      if such Tax is an  Indemnifiable  Tax,  pay to Y, in  addition  to the  payment to which Y is  otherwise  entitled  under this
                  Agreement,  such  additional  amount as is necessary to ensure that the net amount  actually  received by Y (free and clear of  Indemnifiable  Taxes.  whether assessed against X or Y) will equal ft full amount Y would have received had no such deduction or withholding been required.  However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

a.       the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

b.       the failure of a  representation  made by Y pursuant to Section  3(f) to be accurate  and true unless such  failure  would not have  occurred  but for (I) any action  taken by a taxing  authority,  or  brought  in a court of  competent jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether  such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii)     Liability.  If:--

(1)      X is required by any applicable law, as modified by the practice of any relevant  governmental revenue authority,  to make any deduction or withholding  in respect of which X would not be required to pay an additional  amount to Y under Section
                  2(d)(i)(4);

(2)      X does not so deduct or withhold; and

(3)      a liability resulting from such Tax is assessed directly against X,

         then,  except to the extent Y has satisfied or then satisfies the liability  resulting from such Tax, Y will promptly pay to X the amount of such  liability  (including  any related  liability  for  interest,  but  including  any related  liability  for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)      DEFAULT  INTEREST;  OTHER AMOUNTS.  Prior to the occurrence or effective  designation of an Early  Termination Date in respect of the relevant  Transaction,  a party that defaults in the performance of any payment  obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest  (before as well as after  judgment) on the overdue  amount to the other party on demand in the same currency as such overdue  amount,  for the period from (and  including) the original due date for payment to (but excluding) the date of actual  payment,  at the Default Rate.  Such interest will be calculated on the basis of daily  compounding  and the actual number of days elapsed.  If, prior to the  occurrence or effective  designation of an Early  Termination  Date in respect of the  relevant  Transaction,  a party  defaults  in the  performance  of any  obligation  required  to be settled by  delivery,  it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       REPRESENTATIONS

Each party  represents  to the other party (which  representations  will be deemed to be repeated by each party on each date on which a
Transaction  is entered  into and, in the case of the  representations  in Section  3(f),  at all times until the  termination  of this
Agreement) that:--

(a)      BASIC REPRESENTATIONS.

(i)      Status.  It is duly organised and validly  existing under the laws of the  jurisdiction of its  organisation or  incorporation and, if relevant under such laws, in good standing;

(ii)     Powers.  It has the power to execute this  Agreement and any other  documentation  relating to this Agreement to which it is a party,  to deliver  this  Agreement  and any other  documentation  relating  to this  Agreement  that it is  required  by this
         Agreement to deliver and to perform its  obligations  under this Agreement and any obligations it has under any Credit Support
         Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)    No Violation or Conflict.  Such  execution,  delivery and  performance  do not violate or conflict with any law  applicable to it,  any  provision  of its  constitutional  documents,  any  order or  judgment  of any court or other  agency of  government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv)     Consents.  All  governmental  and other  consents that are required to have been obtained by it with respect to this Agreement or any Credit  Support  Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v)      Obligations  Binding.  Its obligations  under this Agreement and any Credit Support Document to which it is a party constitute its legal,  valid and binding  obligations,  enforceable  in accordance  with their  respective  terms  (subject to applicable bankruptcy,  reorganisation,  insolvency,  moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability,  to equitable  principles of general application  (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)      ABSENCE OF CERTAIN  EVENTS.  No Event of Default or Potential  Event of Default or, to its knowledge,  Termination  Event with respect to it has  occurred  and is  continuing  and no such event or  circumstance  would  occur as a result of its  entering  into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c)      ABSENCE  OF  LITIGATION.  There is not  pending  or, to its  knowledge,  threatened  against it or any of its  Affiliates  any action, suit or proceeding at law or in equity or before any court,  tribunal,  governmental body, agency or official or any arbitrator that is likely to affect the  legality,  validity or  enforceability  against it of this  Agreement or any Credit  Support  Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)      ACCURACY OF  SPECIFIED  INFORMATION.  All  applicable  information  that is  furnished in writing by or on behalf of it to the other party and is  identified  for the purpose of this  Section  3(d) in the  Schedule  is, as of the date of the  information,  true, accurate and complete in every material respect.

(e)      PAYER TAX REPRESENTATION.  Each  representation  specified in the Schedule as being made by it for the purpose of this Section
3(e) is accurate and true.

(f)      PAYEE TAX  REPRESENTATIONS.  Each  representation  specified  in the  Schedule  as being  made by it for the  purpose  of this
Section 3(f) is accurate and true.

4.       AGREEMENTS

Each party  agrees  with the other that,  so long as either  party has or may have any  obligation  under this  Agreement  or under any
Credit Support Document to which it is a party:--

(a)      FURNISH  SPECIFIED  INFORMATION.  It will deliver to the other party or, in certain cases under  subparagraph  (iii) below, to such government or taxing authority as the other party reasonably directs:--

(i)      any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)     any other documents specified in the Schedule of any Confirmation; and

(iii)    upon reasonable  demand by such other party,  any form or document that may be required or reasonably  requested in writing in order to allow such other  party or its Credit  Support  Provider to make a payment  under this  Agreement  or any  applicable
         Credit  Support  Document  without  any  deduction  or  withholding  for or on  account of any Tax or with such  deduction  or withholding  at a  reduced  rate (so long as the  completion,  execution  or  submission  of such form or  document  would not materially  prejudice  the  legal or  commercial  position  of the party in  receipt  of such  demand),  with any such form or document to be accurate and  completed in a manner  reasonably  satisfactory  to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b)      MAINTAIN  AUTHORISATIONS.  It will use all  reasonable  efforts to  maintain  in full force and  effect  all  consents  of any governmental  or other  authority that are required to be obtained by it with respect to this Agreement or any Credit Support  Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c)      COMPLY WITH LAWS. It will comply in all material  respects with all  applicable  laws and orders to which it may be subject if failure so to comply  would  materially  impair its ability to perform  its  obligations  under this  Agreement  or any Credit  Support
Document to which it is a party.

(d)      TAX AGREEMENT.  It will give notice of any failure of a  representation  made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)      PAYMENT  OF STAMP  TAX.  Subject  to  Section  11, it will pay any Stamp Tax  levied or  imposed  upon it or in respect of its execution or  performance  of this  Agreement by a  jurisdiction  in which it is  incorporated,organised,  managed and  controlled.  or considered  to have its seat, or in which a branch or office  through  which it is acting for the purpose of this  Agreement is located
("Stamp  Tax  Jurisdiction")  and will  indemnify  the other party  against any Stamp Tax levied or imposed  upon the other party or in respect of the other party's  execution or performance of this Agreement by any such Stamp Tax  Jurisdiction  which is not also a Stamp
Tax Jurisdiction with respect to the other party.

5.       EVENTS OR DEFAULT AND TERMINATION EVENTS

(a)      EVENTS OF DEFAULT.  The  occurrence  at any time with respect to a party or, if  applicable,  any Credit  Support  Provider of such  party or any  Specified  Entity of such  party of any of the  following  events  constitutes  an event of  default  (an "Event of
Default") with respect to such party:--

(i)      Failure to Pay or  Deliver.  Failure by the party to make,  when due,  any payment  under this  Agreement  or  delivery  under
         Section  2(a)(i) or 2(e)  required to be made by it if such failure is not remedied on or before the third Local  Business Day after notice of such failure is given to the party;

(ii)     Breach of  Agreement.  Failure by the party to comply with or perform any  agreement or  obligation  (other than an obligation to make any payment under this  Agreement or delivery under Section  2(a)(i) or 2(e) or to give notice of a Termination  Event or any agreement or  obligation  under  Section  4(a)(i),  4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance  with this  Agreement if such failure is not remedied on or before the  thirtieth  day after notice of such failure is given to the party;

(iii)    Credit Support Default.

(1)      Failure by the party or any Credit  Support  Provider of such party to comply with or perform any  agreement or  obligation to be complied  with or performed by it in  accordance  with any Credit  Support  Document if such failure is continuing after any applicable grace period has elapsed;

(2)      the expiration or termination  of such Credit  Support  Document or the failing or ceasing of such Credit Support  Document to be in full force and effect for the  purpose of this  Agreement  (in either  case other than in  accordance  with its terms)  prior to the  satisfaction  of all  obligations  of such party  under each  Transaction  to which such Credit
                  Support Document relates without the written consent of the other party; or

(3)      the party or such Credit Support Provider  disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, or challenges the validity of, such Credit Support Document;

(iv)     Misrepresentation.  A  representation  (other than a  representation  under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit  Support  Provider of such party in this Agreement or any Credit Support
         Document  proves to have been  incorrect or  misleading  in any material  respect when made or repeated or deemed to have been made or repeated;

(v)      Default  under  Specified  Transaction.  The party,  any Credit  Support  Provider of such party or any  applicable  Specified
         Entity  of such  party (1)  defaults  under a  Specified  Transaction  and,  after  giving  effect  to any  applicable  notice requirement or grace period,  there occurs a liquidation  of, an acceleration  of obligations  under, or an early  termination of, that Specified  Transaction,  (2) defaults,  after giving effect to any applicable notice  requirement or grace period, in making any payment or delivery  due on the last  payment,  delivery or exchange  date of, or any payment on early  termination of, a Specified  Transaction  (or such default  continues  for at least three Local  Business  Days if there is no  applicable notice  requirement or grace period) or (3)  disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, a Specified
         Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi)     Cross Default.  If "Cross  Default" is specified in the Schedule as applying to the party,  the occurrence or existence of (1)
         a default,  event of default or other similar  condition or event  (however  described)  in respect of such party,  any Credit
         Support  Provider of such party or any applicable  Specified  Entity of such party under one or more agreements or instruments relating to Specific  Indebtedness of any of them  (individually  or collectively) in an aggregate amount of not less than the applicable  Threshold  Amount (as specified in the Schedule) which has resulted in such Specified  Indebtedness  becoming,  or becoming  capable at such time of being  declared,  due and payable  under such  agreements  or  instruments,  before it would otherwise  have been due and payable or (2) a default by such party,  such Credit Support  Provider or such  Specified  Entity
         (individually  or  collectively)  in making one or more  payments on the due date thereof in an  aggregate  amount of not less than the  applicable  Threshold  Amount under such  agreements or instruments  (after giving effect to any  applicable  notice requirement or grace period);

(vii)    Bankruptcy.  The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

                  (1) is dissolved  (other than  pursuant to a  consolidation,  amalgamation  or merger);  (2) becomes  insolvent or is unable to pay its debts or fails or admits in writing its  inability  generally  to pay its debts as they become due;
                  (3) makes a general assignment,  arrangement or composition with or for the benefit of its creditors;  (4) institutes or has  instituted  against it a proceeding  seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency  law or other similar law affecting  creditors'  rights,  or a petition is presented for its winding-up or liquidation,  and, in the case of any such proceeding or petition  instituted or presented  against it, such  proceeding  or petition (A) results in a judgment of  insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation  or (B) is not  dismissed,  discharged,  stayed or restrained in each case within 30 days of the institution or presentation  thereof,  (5) has a resolution  passed for its winding-up, official management or liquidation (other than pursuant to a consolidation,  amalgamation or merger);
                  (6) seeks or becomes subject to the appointment of an administrator,  provisional liquidator,  conservator, receiver, trustee,  custodian or other similar  official for it or for all or substantially  all its assets;  (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment,  sequestration or other legal process levied,  enforced or sued on or against all or  substantially  all its assets and such secured party maintains  possession,  or any such process is not dismissed,  discharged,  stayed or restrained,  in each case within 30 days thereafter;  (8) causes or is subject to any event with respect to it which. under the applicable laws of any  jurisdiction,  has an analogous effect to any of the events  specified in clauses (1) to (7) (inclusive);  or
                  (9) takes any action in furtherance  of, or indicating its consent to,  approval of, or  acquiescence  in, any of the foregoing acts; or

(viii)   Merger  Without  Assumption.  The party or any Credit Support  Provider of such party  consolidates  or  amalgamates  with, or merges  with or  into,  or  transfers  all or  substantially  all its  assets  to,  another  entity  and,  at the time of such consolidation, amalgamation, merger or transfer: -

(1)      the  resulting,  surviving or  transferee  entity  fails to assume all the  obligations  of such party or such Credit  Support
                  Provider under this Agreement or any Credit Support  Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2)      the benefits of any Credit  Support  Document fail to extend  (without the consent of the other party) to the  performance  by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b)      TERMINATION  EVENTS.  The  occurrence at any time with respect to a party or, if applicable,  any Credit  Support  Provider of such party or any Specified  Entity of such party of any event specified  below  constitutes an Illegality if the event is specified in
(i) below,  a Tax Event if the event is  specified  in (ii) below or a Tax Event Upon Merger if the event is  specified in (iii) below, and, if  specified to be  applicable,  a Credit  Event Upon Merger if the event is  specified  pursuant to (iv) below or an  Additional
Termination Event if the event is specified pursuant to (v) below:--

(i)      Illegality.  Due to the adoption of, or any change in, any  applicable  law after the date on which a  Transaction  is entered into, or due to the  promulgation  of, or any change in, the  interpretation  by any court,  tribunal or regulatory  authority with competent  jurisdiction  of any applicable law after such date. it becomes  unlawful  (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

(1)      to perform  any  absolute  or  contingent  obligation  to make a payment or  delivery  or to receive a payment or  delivery in respect of such  Transaction  or to comply  with any other  material  provision  of this  Agreement  relating to such
                  Transaction; or

(2)      to perform,  or for any Credit Support  Provider of such party to perform,  any contingent or other obligation which the party
                  (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii)     Tax Event. Due to (x) any action taken by a taxing  authority,  or brought in a court of competent  jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether  such action is taken or brought with respect to a party to this  Agreement)  or (y) a Change in Tax Law,  the party  (which  will be the  Affected  Party)  will,  or there is a substantial  likelihood that it will, on the next succeeding  Scheduled Payment Date (1) be required to pay to the other party an  additional  amount in respect of an  Indemnifiable  Tax under  Section  2(d)(i)(4)  (except in respect of  interest  under
         Section  2(e),  6(d)(ii) or 6(e)) or (2) receive a payment  from which an amount is required to be deducted or withheld for or on account of a Tax  (except in  respect of  interest  under  Section  2(e),  6(d)(ii)  or 6(e)) and no  additional  amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii)    Tax Event Upon Merger.  The party (the  "Burdened  Party") on the next  succeeding  Scheduled  Payment Date will either (1) be required  to pay an  additional  amount in respect of an  Indemnifiable  Tax under  Section  2(d)(i)(4)  (except in respect of interest  under  Section  2(e),  6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any  Indemnifiable  Tax in respect of which the other party is not required to pay an  additional  amount
         (other than by reason of Section  2(d)(i)(4)(A)  or (B)), in either case as a result of a party  consolidating or amalgamating with, or merging with or into, or  transferring  all or  substantially  all its assets to,  another  entity (which will be the
         Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv)     Credit Event Upon  Merger.  If "Credit  Event Upon  Merger" is specified in the Schedule as applying to the party,  such party
         ("X"),  any Credit Support Provider of X or any applicable  Specified Entity of X consolidates or amalgamates  with, or merges with or into, or transfers  all or  substantially  all its assets to,  another  entity and such action does not  constitute an event  described  in  Section  5(a)(viii)  but the  creditworthiness  of the  resulting,  surviving  or  transferee  entity is materially  weaker than that of X, such Credit Support  Provider or such  Specified  Entity,  as the case may be,  immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); of

(v)      Additional  Termination  Event.  If any  "Additional  Termination  Event" is specified in the Schedule or any  Confirmation as applying.  the occurrence of such event (and, in such event.  the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c)      EVENT OF DEFAULT AND  ILLEGALITY.  If an event or circumstance  which would  otherwise  constitute or give rise to an Event of
Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.       EARLY TERMINATION

(a)      RIGHT TO TERMINATE  FOLLOWING  EVENT OF DEFAULT.  If at any time an Event of Default with respect to a party (the  "Defaulting
Party") has occurred and is then continuing,  the other party (the "Non-defaulting  Party") may, by not more than 20 days notice to the
Defaulting  Party  specifying  the relevant  Event of Default,  designate a day not earlier than the day such notice is effective as an
Early  Termination Date in respect of all outstanding  Transactions.  If, however,  "Automatic  Early  Termination" is specified in the
Schedule as applying to a party,  then an Early  Termination  Date in respect of all outstanding  Transactions  will occur  immediately upon the  occurrence  with respect to such party of an Event of Default  specified in Section  5(a)(vii)(l),  (3),  (5), (6) or, to the
extent  analogous  thereto,  (8),  and  as of the  time  immediately  preceding  the  institution  of the  relevant  proceeding  or the presentation  of the relevant  petition  upon the  occurrence  with  respect to such party of an Event of Default  specified in Section
5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

(i)      Notice.  If a Termination  Event occurs,  an Affected Party will,  promptly upon becoming aware of it, notify the other party, specifying  the nature of that  Termination  Event and each  Affected  Transaction  and will also give such other  information about that Termination Event as the other party may reasonably require.

(ii)     Transfer to Avoid  Termination  Event.  If either an Illegality  under  Section  5(b)(i)(1) or a Tax Event occurs and there is only one Affected  Party,  or if a Tax Event Upon Merger  occurs and the Burdened  Party is the Affected  Party,  the Affected
         Party will, as a condition to its right to designate an Early  Termination  Date under Section  6(b)(iv),  use all  reasonable efforts (which will not require such party to incur a loss, excluding  immaterial,  incidental expenses) to transfer within 20 days after it gives  notice  under  Section  6(b)(i) all its rights and  obligations  under this  Agreement  in respect of the
         Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the  Affected  Party is not able to make such a transfer it will give notice to the other party to that effect  within such
         20 day period,  whereupon  the other party may effect such a transfer  within 30 days after the notice is given under  Section
         6(b)(i).

         Any such transfer by a party under this Section  6(b)(ii) will be subject to and  conditional  upon the prior written  consent of the other party,  which consent will not be withheld if such other party's  policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii)    Two Affected  Parties.  If an Illegality  under Section  5(b)(i)(1) or a Tax Event occurs and there are two Affected  Parties, each party will use all  reasonable  efforts to reach  agreement  within 30 days after notice  thereof is given under  Section
         6(b)(i) on action to avoid that Termination Event.

(iv)     Right to Terminate.  If:--

(1)      a transfer  under Section  6(b)(ii) or an agreement  under Section  6(b)(iii),  as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2)      an Illegality under Section 5(b)(i)(2),  a Credit Event Upon Merger or an Additional  Termination Event occurs, or a Tax Event
                  Upon Merger occurs and the Burdened Party is not the Affected Party,

         either party in the case of an Illegality,  the Burdened  Party in the case of a Tax Event Upon Merger,  any Affected Party in the case of a Tax Event or an Additional  Termination  Event if there is more than one Affected  Party,  or the party which is not the  Affected  Party in the case of a Credit  Event Upon Merger or an  Additional  Termination  Event if there is only one
         Affected  Party may, by not more than 20 days notice to the other party and provided  that the relevant  Termination  Event is then  continuing,  designate a day not earlier than the day such notice is effective as an Early  Termination  Date in respect of all Affected Transactions.

(c)      EFFECT OF DESIGNATION.

(i)      If notice  designating an Early  Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii)     Upon the occurrence or effective  designation of an Early  Termination  Date, no further  payments or deliveries under Section
         2(a)(i) or 2(e) in respect of the  Terminated  Transactions  will be required to be made,  but without  prejudice to the other provisions  of this  Agreement.  The  amount,  if any,  payable in respect of an Early  Termination  Date shall be  determined pursuant to Section 6(e).

(d)      CALCULATIONS.

(i)      Statement.  On or as soon as reasonably  practicable  following the occurrence of an Early  Termination  Date, each party will make the  calculations  on its part, if any,  contemplated by Section 6(e) and will provide to the other party a statement (1)
         showing,  in reasonable detail,  such calculations  (including all relevant quotations and specifying any amount payable under
         Section 6(e)) and (2) giving  details of the relevant  account to which any amount payable to it is to be paid. In the absence of written  confirmation from the source of a quotation  obtained in determining a Market Quotation,  the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii)     Payment Date. An amount  calculated as being due in respect of any Early  Termination  Date under Section 6(e) will be payable on the day that notice of the amount  payable is effective  (in the case of an Early  Termination  Date which is designated or occurs as a result of an Event of Default)  and on the day which is two Local  Business  Days after the day on which notice of the amount  payable is effective  (in the case of an Early  Termination  Date which is designated as a result of a Termination
         Event).  Such amount will be paid together with (to the extent  permitted under  applicable  law) interest  thereon (before as well as after  judgment) in the  Termination  Currency,  from (and  including)  the relevant  Early  Termination  Date to (but excluding)  the date such amount is paid,  at the  Applicable  Rate.  Such  interest  will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)      PAYMENTS ON EARLY  TERMINATION.  If an Early  Termination  Date  occurs,  the  following  provisions  shall apply based on the parties' election in the Schedule of a payment measure,  either "Market Quotation" or "Loss",  and a payment method,  either the "First
Method" or the "Second  Method".  If the parties  fail to designate a payment  measure or payment  method in the  Schedule,  it will be deemed that "Market  Quotation" or the "Second Method",  as the case may be, shall apply. The amount,  if any, payable in respect of an
Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i)      Events of Default.  If the Early Termination Date results from an Event of Default:--

(1)      First Method and Market  Quotation.  If the First Method and Market  Quotation  apply,  the  Defaulting  Party will pay to the
                  Non-defaulting  Party the excess, if a positive number,  of (A) the sum of the Settlement  Amount  (determined by the
                  Non-defaulting  Party) in respect of the  Terminated  Transactions  and the  Termination  Currency  Equivalent of the
                  Unpaid Amounts owing to the Non-defaulting  Party over (B) the Termination  Currency Equivalent of the Unpaid Amounts
                  owing to the Defaulting Party.

(2)      First Method and Loss. If the First Method and Loss apply,  the Defaulting  Party will pay to the  Non-defaulting  Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

(3)      Second Method and Market  Quotation.  If the Second Method and Market  Quotation apply, an amount will be payable equal to (A)
                  the sum of the Settlement Amount (determined by the Non-defaulting  Party) in respect of the Terminated  Transactions and the  Termination  Currency  Equivalent  of the  Unpaid  Amounts  owing to the  Non-defaulting  Party less (B) the
                  Termination  Currency  Equivalent of the Unpaid Amounts owing to the Defaulting  Party.  If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting  Party; if it is a negative number, the Non-defaulting
                  Party will pay the absolute value of that amount to the Defaulting Party.

(4)      Second  Method and Loss. If the Second Method and Loss apply,  an amount will be payable equal to the  Non-defaulting  Party's
                  Loss in respect of this  Agreement.  If that amount is a positive  number,  the  Defaulting  Party will pay it to the
                  Non-defaulting  Party;  if it is a negative  number,  the  Non-defaulting  Party will pay the absolute  value of that amount to the Defaulting Party.

(ii)     Termination Events.  If the Early Termination Date results from a Termination Event:--

(1)      One  Affected  Party.  If there is one Affected  Party,  the amount  payable will be  determined  in  accordance  with Section
                  6(e)(i)(3),  if Market  Quotation  applies,  or Section  6(e)(i)(4),  if Loss  applies,  except that, in either case, references to the Defaulting  Party and to the  Non-defaulting  Party will be deemed to be references to the Affected
                  Party and the party  which is not the  Affected  Party,  respectively,  and,  if Loss  applies and fewer than all the
                  Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2)      Two Affected Parties.  If there are two Affected Parties:--

a.       if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated  Transactions,  and an amount will be payable equal to (I) the sum of (a) one-half of the difference  between the Settlement Amount of the party with the higher  Settlement  Amount ("X") and the Settlement Amount of the party with the lower
                           Settlement  Amount ("Y") and (b) the Termination  Currency  Equivalent of the Unpaid Amounts owing to X less
                           (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

b.       if Loss applies,  each party will determine its Loss in respect of this Agreement (or, if fewer than all the  Transactions are being  terminated,  in respect  of all  Terminated  Transactions)  and an amount  will be  payable  equal to one-half  of the  difference  between  the Loss of the party with the higher  Loss ("X") and the Loss of the party with the lower Loss ("Y").

                  If the amount payable is a positive  number,  Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii)    Adjustment for Bankruptcy.  In  circumstances  where an Early  Termination Date occurs because  "Automatic Early  Termination"
         applies in respect of a party,  the amount  determined  under this  Section  6(e) will be subject to such  adjustments  as are appropriate  and  permitted by law to reflect any payments or deliveries  made by one party to the other under this  Agreement
         (and  retained  by such other  party)  during the period  from the  relevant  Early  Termination  Date to the date for payment determined under Section 6(d)(ii).

(iv)     Pre-Estimate.  The  parties  agree  that if Market  Quotation  applies an amount  recoverable  under  this  Section  6(e) is a reasonable  pre-estimate of loss and not a penalty.  Such amount is payable for the loss of bargain and the loss of protection against  future  risks and except as  otherwise  provided  in this  Agreement  neither  party will be  entitled to recover any additional damages as a consequence of such losses.

7.       TRANSFER

Subject to Section  6(b)(ii),  neither this  Agreement  nor any interest or obligation  in or under this  Agreement may be  transferred
(whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a)      a party may make such a transfer of this Agreement  pursuant to a consolidation or amalgamation  with, or merger with or into, or transfer of all or  substantially  all its assets to, another entity (but without  prejudice to any other right or remedy under this
Agreement); and

(b)      a party may make such a transfer  of all or any part of its  interest  in any amount  payable  to it from a  Defaulting  Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       CONTRACTUAL CURRENCY

(a)      PAYMENT IN THE  CONTRACTUAL  CURRENCY.  Each payment under this Agreement will be made in the relevant  currency  specified in this  Agreement  for that payment (the  "Contractual  Currency").  To the extent  permitted by applicable  law, any  obligation to make payments  under this  Agreement in the  Contractual  Currency will not be  discharged or satisfied by any tender in any currency  other than the  Contractual  Currency,  except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable  manner and in good faith in converting  the currency so tendered  into the  Contractual  Currency,  of the full amount in the  Contractual  Currency  of all  amounts  payable  in  respect  of this  Agreement.  If for any  reason  the amount in the
Contractual  Currency so received  falls short of the amount in the  Contractual  Currency  payable in respect of this  Agreement,  the party required to make the payment will, to the extent  permitted by applicable  law,  immediately  pay such  additional  amount in the
Contractual  Currency as may be necessary to compensate for the shortfall.  If for any reason the amount in the Contractual Currency so received  exceeds the amount in the Contractual  Currency  payable in respect of this  Agreement,  the party receiving the payment will refund promptly the amount of such excess.

(b)      JUDGMENTs.  To the extent  permitted  by  applicable  law, if any  judgment or order  expressed  in a currency  other than the
Contractual  Currency is rendered  (i) for the payment of any amount  owing in respect of this  Agreement,  (ii) for the payment of any amount  relating to any early  termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount  described in (i) or (ii) above, the party seeking  recovery,  after recovery in full of the aggregate amount to which such party is entitled  pursuant to the judgment or order,  will be entitled to receive  immediately  from the other party the amount of any shortfall of the  Contractual  Currency  received by such party as a consequence  of sums paid in such other currency and will refund  promptly to the other party any excess of the  Contractual  Currency  received by such party as a consequence of sums paid in such other  currency if such  shortfall or such excess  arises or results from any  variation  between the rate of exchange at which the  Contractual  Currency is converted  into the currency of the judgment or order for the purposes of such  judgment or order and the rate of exchange at which such party is able,  acting in a reasonable  manner and in good faith in  converting  the  currency  received into the Contractual  Currency,  to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party.  The term "rate of exchange"  includes,  without  limitation,  any  premiums  and costs of exchange  payable in connection with the purchase of or conversion into the Contractual Currency.

(c)      SEPARATE  INDEMNITIES.  To the extent  permitted by applicable  law, these  indemnities  constitute  separate and  independent obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and  independent  causes of action,  will apply  notwithstanding  any  indulgence  granted by the party to which any payment is owed and will not be  affected by judgment  being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)      EVIDENCE OF LOSS.  For the purpose of this  Section 8, it will be  sufficient  for a party to  demonstrate  that it would have suffered a loss had an actual exchange or purchase been made.

9.       MISCELLANEOUS

(a)      ENTIRE  AGREEMENT.  This  Agreement  constitutes  the entire  agreement and  understanding  of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)      AMENDMENTS.  No  amendment,  modification  or waiver  in  respect  of this  Agreement  will be  effective  unless  in  writing
(including  a writing  evidenced  by a facsimile  transmission)  and  executed by each of the  parties or  confirmed  by an exchange of telexes or electronic messages on an electronic messaging system.

(c)      SURVIVAL OF  OBLIGATIONS.  Without  prejudice to Sections  2(a)(iii) and 6(c)(ii),  the  obligations of the parties under this
Agreement will survive the termination of any Transaction.

(d)      REMEDIES  CUMULATIVE.  Except as provided in this  Agreement,  the rights,  powers,  remedies and privileges  provided in this
Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)      COUNTERPARTS AND CONFIRMATIONS.

(i)      This Agreement (and each  amendment,  modification  and waiver in respect of it) may be executed and delivered in counterparts
         (including by facsimile transmission), each of which will be deemed an original.

(ii)     The  parties  intend that they are legally  bound by the terms of each  Transaction  from the moment they agree to those terms
         (whether orally or otherwise).  A Confirmation  shall be entered into as soon as practicable and may be executed and delivered in  counterparts  (including  by  facsimile  transmission)  or be created by an  exchange  of  telexes  or by an  exchange  of electronic  messages on an electronic  messaging system,  which in each case will be sufficient for all purposes to evidence a binding  supplement to this  Agreement.  The parties will specify  therein or through  another  effective  means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)      NO WAIVER OF RIGHTS.  A failure or delay in exercising  any right,  power or privilege in respect of this  Agreement  will not be  presumed  to operate as a waiver,  and a single or partial  exercise  of any right,  power or  privilege  will not be  presumed  to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g)      HEADINGS.  The headings used in this Agreement are for  convenience  of reference only and are not to affect the  construction of or to be taken into consideration in interpreting this Agreement.

10.      OFFICES; MULTIBRANCH PARTIES

(a)      If Section 10(a) is specified in the Schedule as applying,  each party that enters into a Transaction  through an Office other than its head or home office  represents  to the other party  that,  notwithstanding  the place of booking  office or  jurisdiction  of incorporation  or  organisation  of such party,  the  obligations of such party are the same as if it had entered into the  Transaction through its head or home office.  This  representation  will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)      Neither  party may  change the  Office  through  which it makes and  receives  payments  or  deliveries  for the  purpose of a
Transaction without the prior written consent of the other party.

(c)      If a party is specified as a  Multibranch  Party in the  Schedule,  such  Multibranch  Party may make and receive  payments or deliveries  under any  Transaction  through any Office  listed in the  Schedule,  and the Office  through  which it makes and  receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      EXPENSES

A  Defaulting  Party will,  on demand,  indemnify  and hold  harmless  the other party for and  against  all  reasonable  out-of-pocket expenses,  including  legal fees and Stamp Tax,  incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting  Party is a party or by reason of the early  termination of any Transaction, including, but not limited to, costs of collection.

12.      NOTICES

(a)      EFFECTIVENESS.  Any notice or other  communication  in respect of this  Agreement  may be given in any manner set forth  below
(except that a notice or other  communication under Section 5 or 6 may not be given by facsimile  transmission or electronic  messaging system) to the address or number or in accordance  with the electronic  messaging  system details  provided (see the Schedule) and will be deemed effective as indicated:--

(i)      if in writing and delivered in person or by courier, on the date it is delivered;

(ii)     if sent by telex, on the date the recipient's answerback is received;

(iii)    if sent by facsimile  transmission,  on the date that  transmission is received by a responsible  employee of the recipient in legible form (it being agreed that the burden of proving  receipt will be on the sender and will not be met by a  transmission report generated by the sender's facsimile machine);

(iv)     if sent by certified or registered  mail (airmail,  if overseas) or the equivalent  (return  receipt  requested),  on the date that mail is delivered or its delivery is attempted; or

(v)      if sent by electronic messaging system, on the date that electronic message is received,

unless  the date of that  delivery  (or  attempted  delivery)  or that  receipt  as  applicable,  is not a Local  Business  Day or that communication  is delivered (or attempted) or received,  as  applicable,  after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b)      CHANGE OF  ADDRESSES.  Either  party may by notice to the other change the address,  telex or facsimile  number or  electronic messaging system details at which notices or other communications are to be given to all

13.      GOVERNING LAW AND JURISDICTION

(a)      GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)      JURISDICTION.  With  respect  to any suit,  action or  proceedings  relating  to this  Agreement  ("Proceedings"),  each party irrevocably:--

(i)      submits to the  jurisdiction  of the English  courts,  if this Agreement is expressed to be governed by English law, or to the non-exclusive  jurisdiction  of the  courts of the State of New York and the  United  States  District  Court  located  in the
         Borough of  Manhattan  in New York City,  if this  Agreement is expressed to be governed by the laws of the State of New York;
         and

(ii)     waives any  objection  which it may have at any time to the  laying of venue of any  Proceedings  brought  in any such  court, waives any claim that such  Proceedings  have been brought in an  inconvenient  forum and further  waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement  precludes either party from bringing  Proceedings in any other jurisdiction  (outside,  if this Agreement is expressed to be governed by English law, the Contracting  States,  as defined in Section 1(3) of the Civil  Jurisdiction  and Judgments
Act 1982 or any  modification,  extension or re-enactment  thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)      SERVICE OF PROCESS.  Each party  irrevocably  appoints the Process Agent (if any) specified  opposite its name in the Schedule to receive, for it and on its behalf,  service of process in any Proceedings.  If for any reason any party's Process Agent is unable to act as such,  such party will promptly notify the other party and within 30 days appoint a substitute  process agent  acceptable to the other party. The parties  irrevocably  consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d)      WAIVER OF  IMMUNITIES.  Each party  irrevocably  waives,  to the fullest extent  permitted by applicable  law, with respect to itself and its revenues and assets  (irrespective  of their use or intended  use),  all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii)  jurisdiction of any court,  (iii) relief by way of injunction,  order for specific  performance or for recovery of property,  (iv)  attachment of its assets  (whether  before or after  judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might  otherwise be entitled in any  Proceedings in the courts of any  jurisdiction  and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      DEFINITIONS

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected  Transactions"  means (a) with respect to any  Termination  Event  consisting of an  Illegality,  Tax Event or Tax Event Upon
Merger,  all Transactions  affected by the occurrence of such Termination  Event and (b) with respect to any other  Termination  Event, all Transactions.

"Affiliate" means, subject to the Schedule,  in relation to any person, any entity controlled,  directly or indirectly,  by the person, any entity that  controls,  directly or  indirectly,  the person or any entity  directly or  indirectly  under common  control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a)      in respect of obligations  payable or deliverable (or which would have been but for Section  2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)      in respect of an  obligation  to pay an amount  under  Section  6(e) of either  party from and after the date  (determined  in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)      in  respect of all other  obligations  payable or  deliverable  (or which  would  have been but for  Section  2(a)(iii))  by a
Non-defaulting Party, the Non-default Rate; and

(d)       in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment,  promulgation,  execution or ratification of, or any change in or amendment to, any law (or in the application or official  interpretation  of any law) that occurs on or after the date on which the relevant  Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default  Rate" means a rate per annum equal to the cost  (without  proof or evidence  of any actual  cost) to the  relevant  payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable  Tax" means any Tax other than a Tax that would not be imposed in respect of a payment  under this  Agreement  but for a present or former connection  between the jurisdiction of the government or taxation  authority  imposing such Tax and the recipient of such  payment or a person  related to such  recipient  (including,  without  limitation,  a connection  arising from such  recipient or related person being or having been a citizen or resident of such jurisdiction,  or being or having been organised,  present or engaged in a trade or  business in such  jurisdiction,  or having or having had a  permanent  establishment  or fixed place of business in such jurisdiction,  but excluding a connection  arising solely from such recipient or related person having executed,  delivered,  performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law"  includes  any treaty,  law,  rule or  regulation  (as  modified,  in the case of tax  matters,  by the  practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means,  subject to the Schedule,  a day on which  commercial  banks are open for business  (including  dealings in foreign exchange and foreign currency  deposits) (a) in relation to any obligation under Section 2(a)(i),  in the place(s) specified in the relevant  Confirmation or, if not so specified,  as otherwise agreed by the parties in writing or determined pursuant to provisions contained,  or incorporated  by reference,  in this  Agreement,  (b) in relation to any other payment,  in the place where the relevant account is located and, if different.  in the principal  financial centre, if any, of the currency of such payment,  (c) in relation to any notice or other  communication,  including  notice  contemplated  under Section  5(a)(i),  in the city specified in the address for notice  provided by the  recipient  and, in the case of a notice  contemplated  by Section  2(b),  in the place where the  relevant new account is to be located and (d) in relation to Section  5(a)(v)(2),  in the relevant  locations for  performance  with respect to such
Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated  Transactions,  as the case may be, and a party, the Termination
Currency  Equivalent  of an amount that party  reasonably  determines in good faith to be its total losses and costs (or gain, in which case  expressed  as a negative  number) in  connection  with this  Agreement  or that  Terminated  Transaction  or group of  Terminated
Transactions,  as the case may be,  including  any loss of  bargain,  cost of funding  or, at the  election  of such party but  without duplication,  loss or cost  incurred as a result of its  terminating,  liquidating,  obtaining or  reestablishing  any hedge or related trading  position (or any gain  resulting  from any of them).  Loss  includes  losses and costs (or gains) in respect of any payment or delivery  required to have been made (assuming  satisfaction  of each applicable  condition  precedent) on or before the relevant Early
Termination Date and not made, except, so as to avoid duplication,  if Section 6(c)(i)(1) or (3) or 6(e)(ii)(2)(A)  applies.  Loss does not include a party's legal fees and  out-of-pocket  expenses  referred to under Section 11. A party will  determine its Loss as of the relevant  Early  Termination  Date,  or, if that is not  reasonably  practicable,  as of the earliest date  thereafter as is reasonably practicable.  A party may (but need not)  determine its Loss by reference to  quotations  of relevant  rates or prices from one or more leading dealers in the relevant markets.

"Market  Quotation"  means,  with  respect to one or more  Terminated  Transactions  and a party  making the  determination,  an amount determined on the basis of quotations from Reference  Market-makers.  Each quotation will be for an amount,  if any, that would be paid to such party  (expressed as a negative  number) or by such party  (expressed as a positive  number) in  consideration  of an agreement between such party (taking into account any existing  Credit  Support  Document with respect to the  obligations of such party) and the quoting  Reference  Market-maker to enter into a transaction (the "Replacement  Transaction")  that would have the effect of preserving for such party the economic  equivalent of any payment or delivery  (whether the  underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent) by the parties under Section 2(a)(i) in respect of such Terminated
Transaction or group of Terminated  Transactions  that would, but for the occurrence of the relevant Early  Termination Date, have been required  after  that  date.  For this  purpose,  Unpaid  Amounts  in respect  of the  Terminated  Transaction  or group of  Terminated
Transactions are to be excluded but,  without  limitation,  any payment or delivery that would, but for the relevant Early  Termination
Date, have been required  (assuming  satisfaction of each applicable  condition  precedent) after that Early  Termination Date is to be included.  The Replacement  Transaction  would be subject to such  documentation as such party and the Reference  Market-maker  may, in good faith,  agree.  The party  making the  determination  (or its agent)  will  request  each  Reference  Market-maker  to provide its quotation to the extent  reasonably  practicable as of the same day and time (without  regard to different time zones) on or as soon as reasonably  practicable  after the relevant Early  Termination  Date. The day and time as of which those  quotations are to be obtained will be selected in good faith by the party  obliged to make a  determination  under  Section  6(e),  and, if each party is so obliged, after  consultation  with the other. If more than three  quotations are provided,  the Market  Quotation will be the arithmetic mean of the quotations,  without regard to the quotations  having the highest and lowest values, If exactly three such quotations are provided, the Market Quotation will be the quotation  remaining after disregarding the highest and lowest quotations.  For this purpose,  if more than one quotation has the same highest value or lowest value,  then one of such quotations  shall be disregarded.  If fewer than three quotations are provided,  it will be deemed that the Market Quotation in respect of such Terminated  Transaction or group of Terminated
Transactions cannot be determined.

"Non-default  Rate" means a rate per annum equal to the cost  (without  proof or  evidence  of any actual  cost) to the  Non-defaulting
Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential  Event of Default" means any event which,  with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference  Market-makers"  means four leading dealers in the relevant market selected by the party  determining a Market  Quotation in good faith (a) from among dealers of the highest credit  standing  which satisfy all the criteria that such party applies  generally at the time in deciding  whether to offer or to make an  extension  of credit and (b) to the extent  practicable,  from among such dealers having an office in the same city.

"Relevant  Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated,  organised,  managed and  controlled or considered to have its seat,  (b) where an Office  through which the party is acting for purposes of this  Agreement is located,  (c) in which the party executes this  Agreement and (d) in relation to any payment,  from or through which such payment is made.

"Scheduled  Payment  Date"  means a date on which a  payment  or  delivery  is to be made  under  Section  2(a)(i)  with  respect  to a
Transaction.

"Set-off" means set-off,  offset,  combination of accounts,  right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement,  another contract,  applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of.-

(a)      the Termination  Currency Equivalent of the Market Quotations  (whether positive or negative) for each Terminated  Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)      such party's Loss (whether positive or negative and without  reference to any Unpaid Amounts) for each Terminated  Transaction or group of Terminated  Transactions for which a Market  Quotation  cannot be determined or would not (in the reasonable  belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified  Indebtedness"  means,  subject to the Schedule,  any obligation  (whether  present or future,  contingent or otherwise,  as principal or surety or otherwise) in respect of borrowed money.

"Specified  Transaction"  means,  subject to the  Schedule,  (a) any  transaction  (including  an agreement  with respect  thereto) now existing  or  hereafter  entered  into  between  one party to this  Agreement  (or any  Credit  Support  Provider  of such party or any applicable  Specified  Entity of such party) and the other party to this Agreement (or any Credit Support  Provider of such other party or any  applicable  Specified  Entity of such other  party) which is a rate swap  transaction,  basis swap,  forward rate  transaction, commodity  swap,  commodity  option,  equity or equity index swap,  equity or equity index option,  bond option,  interest rate option, foreign exchange transaction, cap transaction, floor transaction,  collar transaction,  currency swap transaction,  cross-currency rate swap transaction,  currency option or any other similar transaction  (including any option with respect to any of these  transactions),
(b) any combination of these  transactions  and (c) any other  transaction  identified as a Specified  Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge,  assessment or fee of any nature (including interest,  penalties and additions  thereto) that is imposed by any government or other taxing  authority in respect of any payment under this  Agreement  other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated  Transactions"  means with respect to any Early  Termination  Date (a) if resulting from a Termination  Event, all Affected
Transactions  and (b) if  resulting  from an Event of Default,  all  Transactions  (in either  case) in effect  immediately  before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination"  applies,  immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination  Currency Equivalent" means, in respect of any amount denominated in the Termination  Currency,  such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination  Currency (the "Other Currency"),  the amount in the  Termination  Currency  determined by the party making the relevant  determination  as being required to purchase such amount of such Other Currency as at the relevant Early  Termination  Date, or, if the relevant Market  Quotation or Loss (as the case may be), is determined  as of a later date,  that later date,  with the  Termination  Currency at the rate equal to the spot  exchange  rate of the foreign  exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination  Currency at or about
11:00 a.m. (in the city in which such foreign  exchange agent is located) on such date as would be customary for the  determination  of such a rate for the purchase of such Other  Currency for value on the relevant Early  Termination  Date or that later date. The foreign exchange agent will, if only one party is obliged to make a  determination  under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties

"Termination  Event" means an  Illegality,  a Tax Event or a Tax Event Upon Merger or, if specified  to be  applicable,  a Credit Event
Upon Merger or an Additional Termination Event.

"Termination  Rate" means a rate per annum equal to the  arithmetic  mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid  Amounts"  owing to any party  means,  with  respect  to an Early  Termination  Date,  the  aggregate  of (a) in respect of all
Terminated  Transactions,  the amounts that became payable (or that would have become payable but for Section  2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early  Termination Date and which remain unpaid as at such Early  Termination Date and (b) in respect of each  Terminated  Transaction.  for each  obligation  under  Section  2(a)(i)  which was (or would have been but for Section
2(a)(iii))  required  to be settled by  delivery  to such  party on or prior to such Early  Termination  Date and which has not been so settled as at such Early  Termination  Date,  an amount equal to the fair market value of that which was (or would have been)  required to be  delivered  as of the  originally  scheduled  date for  delivery,  in each case  together  with (to the  extent  permitted  under applicable  law) interest,  in the currency of such amounts,  from (and  including) the date such amounts or obligations  were or would have been  required to have been paid or performed to (but  excluding)  such Early  Termination  Date,  at the  Applicable  Rate.  Such
amounts of interest will be calculated on the basis of daily  compounding and the actual number of days elapsed.  The fair market value of any obligation  referred to in clause (b) above shall be reasonably  determined by the party obliged to make the determination under
Section  6(e) or, if each party is so  obliged,  it shall be the average of the  Termination  Currency  Equivalents  of the fair market values reasonably determined by both parties.

IN WITNESS  WHEREOF the  parties  have  executed  this  document  on the  respective  dates  specified  below with effect from the date specified on the first page of this document.

                                                                        DEUTSCHE BANK TRUST COMPANY AMERICAS
                  CREDIT SUISSE INTERNATIONAL                     NOT IN ITS OWN CAPACITY BUT SOLELY AS TRUSTEE ON
                                                                   BEHALF OF THE TRUST CREATED UNDER THE POOLING AND
                          ("PARTY A")                                SERVICING AGREEMENT IN RESPECT OF RALI SERIES
                                                                                    2006-QS12 TRUST
                                                                                    ("PARTY B")

         By: /s/ Marisa Scauzillo
         Name: Marisa Scauzillo
         Title: Authorized Signatory
         Date:

     By: /s/ Bik Kwan Chung
         Name: Bik Kwan Chung                                     By: /s/ Amy Stoddard
         Title: Authorized Signatory                                  Name:  Amy Stoddard
         Date:                                                        Title: Authorized Signer
                                                                      Date:

                                                     SCHEDULE
                                                      to the
                                                 MASTER AGREEMENT

                                                  September 28, 2006

                                                      between

               CREDIT SUISSE INTERNATIONAL,               AND      DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its
            an unlimited company incorporated                     individual capacity but solely as trustee on behalf
              under the laws of England                           of the trust created under the Pooling and Servicing
                   and Wales                                      Agreement in respect of RALI SERIES 2006-QS12 TRUST
                       ("PARTY A")                                                    ("PARTY B")

                                                      PART 1
                                              TERMINATION PROVISIONS

In this Agreement:-

(A)      SPECIFIED ENTITY.  "Specified Entity" shall have no meaning in relation to Party A or Party B.

(B)      SPECIFIED TRANSACTION.  Specified Transaction will have the meaning specified in Section 14.

(C)      CERTAIN  EVENTS OF  DEFAULT.  The  following  Events of  Default  will apply to the  parties as  specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

         Section 5(a)(i) (Failure To Pay or Deliver) will apply to Party A and will apply to Party B.
         Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will apply to Party B.
         Section  5(a)(iii)  (Credit  Support  Default)  will  apply to Party A and Party B (but only to the extent that Party A has Transferred Eligible Credit Support pursuant to the Credit Support Annex).
         Section 5(a)(iv) (Misrepresentation) will apply to Party A and will apply to Party B.
         Section 5(a)(v) (Default Under Specified Transaction) will not apply to Party A or Party B.
         Section  5(a)(vi)  (Cross  Default)  will  apply  to Party A and  will  not  apply to Party B.  "Threshold
         Amount" means, in respect of Party A, 3% of shareholders' equity of Party A.
         Section 5(a)(vii) (Bankruptcy) will apply to Party A and will not apply to Party B.
         Section 5(a)(viii) (Merger Without Assumption) will apply to Party A and will not apply to Party B.

(D)      TERMINATION  EVENTS. The "Illegality"  provision of Section 5(b)(i),  the "Tax Event" provision of Section
5(b)(ii),  the "Tax Event Upon Merger"  provision of Section 5(b)(iii) and the "Credit Event Upon Merger" provision of Section 5(b)(iv) will apply to both Party A and Party B.

(E)      AUTOMATIC EARLY TERMINATION.  The "Automatic Early  Termination"  provision of Section 6(a) will not apply to Party A or Party B.

(F)      PAYMENTS ON EARLY  TERMINATION.  For the purpose of Section 6(e),  the Second Method and Market  Quotation
will apply.

(G)      TERMINATION CURRENCY.  "Termination Currency" means United States Dollars.

(H)      ADDITIONAL TERMINATION EVENT.

         Each of the  following  shall be an  Additional  Termination  Event  with  respect  to Party B as the sole
         Affected Party:-

         (1)      TERMINATION OF TRUST.  The  termination of the obligations  and  responsibilities  of the parties to the Pooling and Servicing Agreement pursuant to Section 9.01 of the Pooling and Servicing Agreement.

         (2)      AMENDMENT  OF POOLING  AND  SERVICING  AGREEMENT.  Party B shall fail to comply with Part 5(i) of this Schedule.

         (3)      COUNTERPARTY  RATING AGENCY  DOWNGRADE.  If Party A no longer has a long-term credit rating of at least A (or its  equivalent)  from  at  least  one of the  Rating  Agencies  rating  the  Certificates  (a
         "Counterparty  Rating Agency Downgrade"),  provided that none of the following events shall occur: Party A shall, no later than the 30th day following the Counterparty  Rating Agency  Downgrade,  either (1) obtain a  substitute  Counterparty  that is a bank or other  financial  institution  that has a long-term  credit rating  of at  least  A (or  its  equivalent)  from  at  least  one  of the  Rating  Agencies  rating  the
         Certificates (the "Counterparty Rating  Requirement"),  (2) obtain a guaranty of or a contingent agreement of another person with a long-term  credit rating of at least A (or its  equivalent)  from at least one of the  Rating  Agencies  rating  the  Certificates  to  honor  Party  A's  obligations  hereunder,  (3) post collateral  under the Credit  Support  Annex  attached  hereto and made a part hereof,  or (4) restore its long-term  credit  rating  to at least A (or its  equivalent)  from at least  one of the  Rating  Agencies rating the  Certificates.  As used herein:  (i) "Moody's" means Moody's  Investors  Service,  Inc., or any successor  nationally  recognized  statistical  rating  organization,  (ii) "S&P" means  Standard & Poor's
         Ratings Services, a division of The McGraw-Hill  Companies,  Inc. or any successor  nationally  recognized statistical  rating  organization,  (iii)  "Fitch"  means  Fitch  Ratings,  or  any  successor  nationally recognized statistical rating organization, and (iv) "Rating Agency" means Moody's, S&P, or Fitch.

         (4)      REGULATION  AB. Party A neither (a) provides Cap Financial  Disclosure  (as defined in Part 5(o))
         pursuant to the  Indemnification  Agreement  dated as of September 27, 2006,  among  Residential  Accredit
         Loans, Inc.,  Residential Funding Corporation and Party A (the "Indemnification  Agreement"),  (b) assigns this  Agreement in  accordance  with Part 5(o) nor (c) obtains a guaranty of Party A's  obligations  under this  Agreement  from an  affiliate  of  Party A that is able to  comply  with the  financial  information disclosure  requirements  of Item 1115 of Regulation AB, such that  disclosure  provided in respect of the affiliate  will satisfy any  disclosure  requirements  applicable to Party A, and cause such  affiliate to provide  Cap  Financial  Disclosure.  For all  purposes  of this  Agreement,  Party  A shall  be the  sole
         Affected  Party with respect to the  occurrence  of a  Termination  Event  described in this Part 1(h)(4);
         provided,  however, that notwithstanding Section 6(b)(iv) of the Agreement,  either Party A or Party B may designate an Early  Termination  Date following the occurrence of the Termination  Event described in this
         Part 1(h)(4).

                                                     PART 2
                                               TAX REPRESENTATIONS

(A)      PAYER  TAX  REPRESENTATIONS.  For the  purpose  of  Section  3(e),  Party A and  Party  B each  makes  the following representation:-

         It is not  required  by any  applicable  law, as modified  by the  practice of any  relevant  governmental revenue  authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on account of any Tax from any payment  (other than interest  under Section 2(e),  6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:-

         (i)      the accuracy of any representation made by the other party pursuant to Section 3(f);

         (ii)     the  satisfaction  of the agreement of the other party  contained in Section 4(a)(i) or 4(a)(iii)
                  and the  accuracy  and  effectiveness  of any  document  provided by the other party  pursuant to
                  Section 4(a)(i) or 4(a)(iii); and

         (iii)    the satisfaction of the agreement of the other party contained in Section 4(d);

         provided  that it shall not be a breach of this  representation  where  reliance is placed on clause (ii), and the other party does not  deliver a form or document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

(B)      PAYEE TAX REPRESENTATIONS.  For the purpose of Section 3(f),

(i)      Party A makes the following representation to Party B:

(A)      Party A is entering  into each  Transaction  in the ordinary  course of its trade as, and is, a recognized
                       UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

(B)      Party A has been approved as a Withholding Foreign Partnership by the US Internal Revenue Service.

(C)      Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.

(D)      Party A is a partnership  that agrees to comply with any withholding  obligation under Section 1446 of the
                       Internal Revenue Code.

         (ii)     Party B makes no Payee Tax Representations.

                                                      PART 3
                                          AGREEMENT TO DELIVER DOCUMENTS

Each party agrees to deliver the following documents as applicable:-

(a)      For the purpose of Section 4(a)(i), tax forms, documents or certificates to be delivered are:-

PARTY REQUIRED TO           FORM/DOCUMENT/            DATE BY WHICH TO BE
DELIVER DOCUMENT            CERTIFICATE               DELIVERED

Party A                     U.S. Internal             (i) Before the
                            Revenue Service           first Payment Date
                            Form W-8IMY or any        under this
                            successor forms           Agreement, such
                            thereto                   form to be updated
                                                      at the beginning of
                                                      each succeeding
                                                      three-calendar-year
                                                      period after the
                                                      first payment date
                                                      under this
                                                      Agreement, (ii)
                                                      promptly upon
                                                      reasonable demand
                                                      by Party B, and
                                                      (iii) promptly upon
                                                      learning that any
                                                      such Form
                                                      previously provided
                                                      by Party A has
                                                      become obsolete or
                                                      incorrect.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:-

PARTY REQUIRED TO           FORM/DOCUMENT/            DATE BY WHICH TO BE      COVERED BY SECTION
DELIVER DOCUMENT            CERTIFICATE               DELIVERED                3(D) REPRESENTATION

Party A and                 Evidence reasonably       Upon execution this      Yes
Party B                     satisfactory to the       Agreement and, if
                            other party as to         requested, upon
                            the names, true           execution of any
                            signatures and            Confirmation
                            authority of the
                            officers or
                            officials signing
                            this Agreement or
                            any Confirmation on
                            its behalf

Party A                     A copy of the             Upon request, as         Yes
                            annual report for         soon as publicly
                            such party                available
                            containing audited
                            or certified
                            financial
                            statements for the
                            most recently ended
                            financial year

Party A                     An opinion of             Upon execution of        No
                            counsel to such           this Agreement
                            party reasonably
                            satisfactory in
                            form and substance
                            to the other party
                            covering the
                            enforceability of
                            this Agreement
                            against such party

Party B                     Executed copies of        Not later than 15        No
                            the Pooling and           days after the
                            Servicing Agreement       Effective Date of
                            and such other            any Confirmation.
                            documents as
                            requested by Party
                            A.

Party B                     Monthly Statements,       At such times as         No
                            as set forth in           such Monthly
                            Section 4.03 of the       Statements are
                            Pooling and               required to be
                            Servicing Agreement       delivered to the
                                                      Trustee pursuant to
                                                      the Pooling  and
                                                      Servicing Agreement

Party B                     Such other                Upon request             No
                            information in
                            connection with the
                            Certificates or the
                            Pooling and
                            Servicing Agreement
                            in the possession
                            of Party B as Party
                            A may reasonably
                            request.
Party B                     Any and all               Each (i) the date        No
                            proposed and              of distribution to
                            executed amendments       the Certificates or
                            to the Pooling and        (ii) the date of
                            Servicing Agreement.      execution by Party
                                                      B, as applicable.

                                                      PART 4
                                                   MISCELLANEOUS

(A) ADDRESSES FOR NOTICES.  For the purpose of Section 12(a):-

Notwithstanding  Section 12 (a) of the  Agreement,  all  notices,  including  those to be given under  Section 5 or
Section 6 of the Agreement, may be given by facsimile transmission or electronic messaging system.

(i) (1)  Address for notices or communications to Party A:-

         Address:    One Cabot Square     Attention:            (1)   Head of Credit Risk Management;
                     London E14 4QJ                             (2)   Global Head of OTC Operations,
                                                                      Operations Department;
                                                                (3)   General Counsel Europe -
                                                                      Legal and Compliance Department

         Telex No.:  264521                    Answerback:             CSIN G

    (2)  For the purpose of facsimile notices or communications under this Agreement:-

         Facsimile No.:    +44 (0) 207 888 2686
         Attention:        General Counsel Europe - Legal and Compliance Department

         Telephone number for oral confirmation of receipt of facsimile in legible form:  +44 (0) 207 888 4465
         Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

         With a copy to:

         Facsimile No. +44 (0) 207 888 3715
         Head of Credit Risk Management

         With a copy to:

         Facsimile No. +44 (0) 207 888 9503
         Global Head of OTC Operations, Operations Department.

(ii)     Address for notices or communications to Party B:-

    Address:            Deutsche Bank Trust Company                 Attention:    Residential Accredit Loans, Inc.
                        Americas                                    Series 2006-QS12
                        1761 East St. Andrew Place
                        Santa Anna, California
                        92705-4934

    Telephone No.:      (714) 247-6000

      (For all purposes.)

          (B)     PROCESS AGENT.  For the purpose of Section 13(c):-

         Party A appoints as its Process Agent:- Credit Suisse  Securities (USA) LLC,  Eleven  Madison
         Avenue,  New  York,  NY  10010  (Attention:-  General  Counsel,  Legal  and  Compliance
         Department).

         Party B appoints as its Process Agent:- Not Applicable.

(C)      OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(D)      MULTIBRANCH PARTY. For the purpose of Section 10(c):-

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(E)      CALCULATION AGENT.  The Calculation Agent is Party A.

(F)      CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:

         (i)      With respect to Party B, not applicable.

         (ii)     With respect to Party A:  the Credit Support Annex.

(G)      CREDIT SUPPORT PROVIDER.

         Credit Support Provider means in relation to Party A: Not applicable.

         Credit Support Provider means in relation to Party B: Not applicable.

(H)      GOVERNING  LAW.  This  Agreement  and, to the fullest  extent  permitted  by  applicable  law, all matters arising out of or relating in any way to this  Agreement,  will be governed by and construed in accordance with the laws of the State of New York without  reference  to choice of law  doctrine  (other than Section
         5-1401 and Section 5-1402 of the New York General Obligations Law).

(I)      NETTING OF PAYMENTS.  Section 2(c)(ii) of this Agreement will not apply to the Transactions.

(J)      AFFILIATE.  Affiliate  will have the  meaning  specified  in Section  14,  provided  that Party B shall be deemed to have no Affiliates.

(K)      JURISDICTION.  Section  13(b) is amended by (1)  deleting the "non" from the second line of clause (i) and
         (2) deleting the final paragraph.

                                                      PART 5
                                                 OTHER PROVISIONS

(A)      DEFINITIONS.  Unless otherwise  specified in a Confirmation,  this Agreement and each Transaction  between the parties are subject to the 2000 ISDA  Definitions  as  published  by the  International  Swaps and  Derivatives
Association,  Inc. (the "2000  Definitions"),  and will be governed in all relevant  respects by the provisions set forth in the 2000  Definitions,  without  regard to any  amendment to the 2000  Definitions  subsequent to the date hereof.  The  provisions of the 2000  Definitions  are  incorporated  by reference in and shall be deemed a part of this Agreement,  except that references in the 2000 Definitions to a "Swap  Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement.

(B)      POOLING AND  SERVICING  AGREEMENT.  References to the "Pooling and Services  Agreement"  are to the Series
Supplement  dated as of September 1, 2006 to Standard  Terms of Pooling and Servicing  Agreement  dated as of March
1, 2006 (such Series  Supplement  together with such Standard Terms, the "Pooling and Servicing  Agreement")  among
Residential Accredit Loans, Inc., as depositor,  Residential Funding Corporation,  as Master Servicer, and Deutsche
Bank Trust Company Americas, as trustee, as amended from time to time.

(C)      INDEPENDENT  RELIANCE.  The parties  agree to amend  Section 3 of this  Agreement  by the  addition of the following provision at the end thereof and marked as subsection (g).

         "(g)     INDEPENDENT  RELIANCE.  Party A is  entering  into  this  Agreement  and  will  enter  into  each
                  Transaction in reliance upon such tax,  accounting,  regulatory,  legal,  and financial advice as it deems  necessary  and not upon any view  expressed  by the other  party.  Party B is  entering into this  Agreement and will enter into each  Transaction  in reliance upon the direction of the
                  Depositor and not upon any view expressed by the other party."

(D)      CHANGE OF ACCOUNT.  Section  2(b) of this  Agreement is hereby  amended by the  addition of the  following after the word "delivery" in the first line thereof:-

         "to another account in the same legal and tax jurisdiction as the original account"

(E)      [RESERVED]

(F)      RECORDING OF  CONVERSATIONS.  Each party to this Agreement  acknowledges  and agrees to the tape recording of  conversations  between  the parties to this  Agreement  whether by one or other or both of the parties and each party hereby consents to such recordings being used as evidence in Proceedings.

(G)      WAIVER OF RIGHT TO TRIAL BY JURY.  Each party waives,  to the fullest extent  permitted by applicable law, any right it may have to a trial by jury in respect of any suit,  action or proceeding  relating to this  Agreement or any Credit Support  Document.  Each party (i) certifies that no  representative,  agent or attorney of the other party or any Credit Support Provider has represented,  expressly or otherwise,  that such other party would not, in the event of such a suit action or proceeding,  seek to enforce the foregoing waiver and (ii)  acknowledges that it and the other party have been induced to enter into this  Agreement  and provide for any Credit  Support  Document, as applicable by, among other things, the mutual waivers and certifications in this Section.

(H)      POOLING AND SERVICING AGREEMENT.

         (1)      Capitalized  terms used in this  Agreement  that are not  defined  herein and are  defined in the
         Pooling and Servicing  Agreement  shall have the respective  meanings  assigned to them in the Pooling and
         Servicing Agreement.

         (2)      Notwithstanding  any other provision of this Agreement,  Party A may not, prior to the date which is one year and one day, or if longer the applicable  preference period then in effect,  after the payment in full of all  Certificates,  institute  against,  or join any other Person in instituting  against,  the
         Trust any bankruptcy,  reorganization,  arrangement, insolvency, moratorium or liquidation proceedings, or other  proceedings  under Federal,  State, or bankruptcy or similar laws.  Nothing shall  preclude,  or be deemed to stop,  Party A (i) from taking any action  prior to the  expiration  of the  aforementioned  one year and one day period,  or if longer the applicable  preference  period then in effect,  in (A) any case or proceeding  voluntarily  filed or commenced by the Trust or (B) any involuntary  insolvency  proceeding filed or  commenced by a Person  other than Party A, or (ii) from  commencing  against the Trust or any of the  Collateral  any legal  action which is not a  bankruptcy,  reorganization,  arrangement,  insolvency, moratorium,  liquidation or similar  proceeding.  Party A further  acknowledges that Party B's obligations hereunder  shall be solely the  obligations  of the Trust and that recourse in respect of any  obligations of Party B  hereunder  will be limited to assets of the Trust as applied in  accordance  with the terms of the Pooling and Servicing  Agreement and, on exhaustion  thereof,  all claims against Party B arising from this Agreement or contemplated hereby shall be extinguished.

         (3)      Party B will  provide  at  least  30  days'  prior  written  notice  to  Party A of any  proposed amendment or modification to the Pooling and Servicing Agreement.

(I)      AMENDMENT OF THE POOLING AND SERVICING  AGREEMENT.  Party B shall not amend,  supplement,  modify or waive any  provision  of the Pooling  and  Servicing  Agreement  that  materially  and  adversely  affects the rights and interests of Party A without the prior written consent of Party A.

(J)      TRANSFER.  Section 7 is hereby amended to read in its entirety as follows:

Except as stated  under  Section  6(b)(ii),  in this Section 7, and Part 5(j) of the  Schedule,  and except for the assignment  by way of security in favor of the Party B under the Pooling and Servicing  Agreement,  neither Party A nor Party B is permitted to assign,  novate or transfer  (whether by way of security or otherwise) as a whole or in part any of its  rights,  obligations  or  interests  under this  Agreement  or any  Transaction  without the prior written  consent  of the  other  party;  provided,  however,  that (i)  Party A may make  such a  transfer  of this
Agreement  pursuant to a consolidation  or amalgamation  with, or merger with or into, or transfer of substantially all of its assets to, another entity,  or an incorporation,  reincorporation  or  reconstitution,  and (ii) Party A may transfer this Agreement to any Person,  including,  without limitation,  another of Party A's offices, branches or affiliates  (any such Person,  office,  branch or affiliate,  a  "Transferee")  on at least five Business  Days'
prior written  notice to Party B; provided  that,  with respect to clause (ii), (A) as of the date of such transfer the  Transferee  will not be  required  to  withhold  or deduct on  account of a Tax from any  payments  under this
Agreement  unless the  Transferee  will be required  to make  payments of  additional  amounts  pursuant to Section
2(d)(i)(4)  of this  Agreement  in respect of such Tax (B) a  Termination  Event or Event of Default does not occur under  this  Agreement  as a result of such  transfer;  (C) such  notice  is  accompanied  by a written  instrument pursuant to which the Transferee  acquires and assumes the rights and  obligations of Party A so  transferred;  and
(D) Party A will be  responsible  for any costs or expenses  incurred in  connection  with such  transfer.  Party B will execute such  documentation  as is reasonably  deemed  necessary by Party A for the  effectuation  of any such transfer.

Except as specified  otherwise in the  documentation  evidencing a transfer,  a transfer of all the  obligations of
Party A made in compliance  with this Section 7 will  constitute an acceptance and  assumption of such  obligations
(and any related  interests so  transferred)  by the  Transferee,  a novation of the transferee in place of Party A with respect to such obligations (and any related  interests so transferred),  and a release and discharge by Party
B of Party A from, and an agreement by Party B not to make any claim for payment,  liability,  or otherwise against
Party A with respect to, such obligations from and after the effective date of the transfer.

In addition,  Party A may transfer this Agreement  without the prior consent of the Trustee,  on behalf of Party B, to an affiliate  that  satisfies  the  Counterparty  Rating  Requirement  or that has  furnished a guarantee of the obligations under this Agreement from a guarantor that that satisfies the Counterparty Rating Requirement.

(K)      NOTICE OF  CERTAIN  EVENTS OR  CIRCUMSTANCES.  Each party  agrees,  upon  learning  of the  occurrence  or existence  of any event or  condition  that  constitutes  (or that with the  giving of notice or passage of time or both would  constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other party  notice of such event or  condition  (or, in lieu of giving  notice of such event or  condition  in the case of an event or condition  that with the giving of notice or passage of time or both would  constitute an Event of Default or  Termination  Event with  respect to the party,  to cause such event or  condition  to cease to exist before  becoming an Event of Default or Termination  Event);  provided that failure to provide notice of such event or condition pursuant to this Part 5(k) shall not constitute an Event of Default or a Termination Event.

(L)      REGARDING  PARTY A. Party B  acknowledges  and agrees that Party A has had and will have no involvement in and,  accordingly Party A accepts no responsibility for: (i) the establishment,  structure,  or choice of assets of the Trust;  (ii) the selection of any person  performing  services for or acting on behalf of Party B or the Trust;
(iii) the  selection  of Party A as the  Counterparty;  (iv) the terms of the  Certificates;  (v)  (subject  to the
Indemnification  Agreement) the preparation of or passing on the disclosure and other information  contained in any offering circular for the Certificates,  the Pooling and Servicing Agreement,  or any other agreements or documents used by any party in connection with the marketing and sale of the  Certificates;  (vi) the ongoing  operations and administration  of the Trust,  including the  furnishing of any  information  to Party B which is not  specifically required under this Agreement; or (vii) any other aspect of the Trust's existence.

(M)      COMMODITY  EXCHANGE  ACT.  Each party  represents  to the other  party on and as of the date hereof and on each date on which a Transaction is entered into among them that:

(i)      such party is an  "eligible  contract  participant"  as defined in the U.S.  Commodity  Exchange  Act (the
                  "CEA");

(ii)     neither this  Agreement nor any  Transaction  has been executed or traded on a "trading  facility" as such term is defined in the CEA; and

(iii)    such party is entering into each  Transaction  in  connection  with its business or a line of business and the terms of this Agreement and each Transaction have been individually tailored and negotiated.

(N)      TRUSTEE  CAPACITY.  It is expressly  understood  and agreed by the parties  hereto that (i) this Agreement is executed and delivered by Deutsche Bank Trust Company  Americas,  not in its  individual  capacity but solely as
Trustee for the Trust  under the  Pooling and  Servicing  Agreement,  in the  exercise of the powers and  authority
conferred  upon  and  vested  in  it  thereunder,  (ii)  each  of  the  representations,   warranties,   covenants,
undertakings and agreements  herein made on the part of Party B has not been made or intended as a  representation, warranty,  covenant,  undertaking or agreement by Deutsche Bank Trust Company Americas, in its individual capacity, but is made and intended for the purpose of binding only the assets of the Trust  available  therefor in accordance with the terms of the Pooling and  Servicing  Agreement,  (iii)  nothing  herein  contained  shall be  construed as creating any  liability  on Deutsche  Bank Trust  Company  Americas,  in its  individual  capacity,  to perform any covenant either expressed or implied  contained herein,  all such liability,  if any, being expressly waived by the parties hereto and by any Person  claiming by, through or under the parties hereto and (iv) under no  circumstances shall  Deutsche  Bank  Trust  Company  Americas,  in its  individual  capacity,  be liable  for the  payment of any indebtedness  or  expenses  of Party B or be liable for the breach or  failure of any  obligation,  representation, warranty or covenant made or undertaken by Party B under this  Agreement or any other related  document,  as to all of which  recourse  shall be had solely to the assets of the Trust in accordance  with the terms of the Pooling and
Servicing Agreement.

(O)      REGULATION AB. In accordance  with the  Indemnification  Agreement,  Party A may, in lieu of providing Cap
Financial  Disclosure (as defined in the  Indemnification  Agreement),  within 10 Business Days after a request for
Cap Financial Disclosure pursuant to the terms of the Indemnification  Agreement,  (i) assign this Agreement at its own cost to another  entity that has agreed to provide Cap Financial  Disclosure  with respect to itself (and which satisfies  the  Counterparty  Rating  Requirement)  or (ii) obtain a guaranty of Party A's  obligations  under this
Agreement  from an  affiliate  of  Party  A that  is able to  comply  with  the  financial  information  disclosure requirements  of Item 1115 of  Regulation  AB,  such that  disclosure  provided  in respect of the  affiliate  will satisfy any  disclosure  requirements  applicable  to Party A, and cause such  affiliate  to provide Cap  Financial
Disclosure;  provided,  that the failure of Party A to so assign or obtain a guaranty will not  constitute an Event of Default  under this  Agreement.  If Party A neither  (a)  provides  Cap  Financial  Disclosure  pursuant  to the
Indemnification  Agreement,  (b)  assigns  this  Agreement  in  accordance  with this  Part 5(o) nor (c)  obtains a guaranty of Party A's  obligations  under this Agreement from an affiliate of Party A in accordance  with this Part
5(o), an Additional Termination Event will occur as provided in Part 1(h)(4).

         IN WITNESS WHEREOF,  the parties have executed this Schedule by their duly authorized  representatives  as of the date of the Agreement.

             CREDIT SUISSE INTERNATIONAL                 DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS INDIVIDUAL
                                                            CAPACITY BUT SOLELY AS TRUSTEE ON BEHALF OF THE TRUST
                                                        CREATED UNDER THE POOLING AND SERVICING AGREEMENT IN RESPECT
                                                                       OF RALI SERIES 2006-QS12 TRUST

By:  /s/ Marisa Scauzillo                               By:  /s/ Amy Stoddard
     Name: Marisa Scauzillo                                  Name: Amy Stoddard
     Title: Authorized Signatory                             Title: Authorized Signatory

By:  /s/ Bik Kwan Chung
     Name: Bik Kwan Chung
     Title: Authorized Signatory

(BILATERAL FORM)                                                     (ISDA AGREEMENTS SUBJECT TO NEW YORK LAW ONLY)

                                                       ISDA(R)
                               International Swaps and Derivatives Association, Inc.

                                               CREDIT SUPPORT ANNEX
                                              to the Schedule to the

                                                ISDA Master Agreement

                                           dated as of September 28, 2006

                                                       between
            CREDIT SUISSE INTERNATIONAL,                               DEUTSCHE BANK TRUST COMPANY AMERICAS, not in
          an unlimited company incorporated                and        its individual capacity but solely as trustee
         under the laws of England and Wales                             on behalf of the trust created under the
                                                                      Pooling and Servicing Agreement in respect of
                                                                               RALI SERIES 2006-QS12 TRUST

                     ("Party A")                                                       ("Party B")

This Annex supplements,  forms part of, and is subject to, the above-referenced  Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:-

PARAGRAPH 1.      INTERPRETATION

(a)      DEFINITIONS  AND  INCONSISTENCY.  Capitalized  terms not  otherwise  defined  herein or  elsewhere in this
Agreement  have the meanings  specified  pursuant to Paragraph  12, and all  references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any  inconsistency  between this Annex and the other provisions of this Schedule,  this Annex will prevail,  and in the event of any inconsistency  between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b)      SECURED PARTY AND PLEDGOR.  All  references  in this Annex to the "Secured  Party" will be to either party when acting in that capacity and all  corresponding  references  to the  "Pledgor"  will be to the other party when acting in that capacity;  provided,  however,  that if Other Posted  Support is held by a party to this Annex,  all references  herein to that party as the Secured  Party with  respect to that Other  Posted  Support will be to that party as the  beneficiary  thereof and will not subject  that support or that party as the  beneficiary  thereof to provisions of law generally relating to security interests and secured parties.

PARAGRAPH 2.      SECURITY INTEREST

Each party,  as the  Pledgor,  hereby  pledges to the other  party,  as the  Secured  Party,  as  security  for its
Obligations,  and grants to the Secured Party a first priority  continuing  security interest in, lien on and right of Set-off  against all Posted  Collateral  Transferred  to or received by the Secured  Party  hereunder.  Upon the
Transfer  by the  Secured  Party to the  Pledgor of Posted  Collateral,  the  security  interest  and lien  granted hereunder on that Posted Collateral will be released  immediately and, to the extent possible,  without any further action by either party.

Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

PARAGRAPH 3.      CREDIT SUPPORT OBLIGATIONS

(a)      DELIVERY  AMOUNT.  Subject to  Paragraphs 4 and 5, upon a demand made by the Secured  Party on or promptly following a  Valuation  Date,  if the  Delivery  Amount for that  Valuation  Date  equals or exceeds the  Pledgor's
Minimum  Transfer  Amount,  then the Pledgor will Transfer to the Secured Party  Eligible  Credit  Support having a
Value as of the date of Transfer at least equal to the applicable  Delivery Amount  (rounded  pursuant to Paragraph
13).  Unless  otherwise  specified  in  Paragraph  13, the  "DELIVERY  AMOUNT"  applicable  to the  Pledgor for any
Valuation Date will equal the amount by which:

         (i) the Credit Support Amount

         exceeds

         (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b)      RETURN  AMOUNT.  Subject  to  Paragraphs  4 and 5,  upon a  demand  made  by the  Pledgor  on or  promptly following a Valuation  Date, if the Return  Amount for that  Valuation  Date equals or exceeds the Secured  Party's
Minimum  Transfer  Amount,  then the Secured Party will Transfer to the Pledgor Posted Credit Support  specified by the Pledgor in that demand  having a Value as of the date of Transfer  as close as  practicable  to the  applicable
Return Amount (rounded  pursuant to Paragraph 13). Unless otherwise  specified in Paragraph 13, the "RETURN AMOUNT"
applicable to the Secured Party for any Valuation Date will equal the amount by which:

         (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

         (ii) the Credit Support Amount.

"CREDIT SUPPORT AMOUNT" means,  unless otherwise  specified in Paragraph 13, for any Valuation Date (i) the Secured
Party's  Exposure for that  Valuation  Date plus (ii) the aggregate of all  Independent  Amounts  applicable to the
Pledgor,  if any,  minus (iii) all  Independent  Amounts  applicable to the Secured  Party,  if any, minus (iv) the
Pledgor's  Threshold;  provided,  however,  that the Credit  Support  Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

PARAGRAPH 4.      CONDITIONS PRECEDENT, TRANSFER TIMING, CALCULATIONS AND SUBSTITUTIONS

(a)      CONDITIONS  PRECEDENT.  Each  Transfer  obligation  of the  Pledgor  under  Paragraphs  3 and 5 and of the
Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

              (i) no Event of Default,  Potential  Event of Default or  Specified  Condition  has  occurred  and is continuing with respect to the other party; and

              (ii) no Early  Termination Date for which any unsatisfied  payment  obligations exist has occurred or been  designated  as the result of an Event of Default or  Specified  Condition  with  respect to the other party.

(b)      TRANSFER  TIMING.  Subject to Paragraphs 4(a) and 5 and unless  otherwise  specified,  if a demand for the
Transfer of Eligible  Credit Support or Posted Credit Support is made by the  Notification  Time, then the relevant
Transfer  will be made not later than the close of  business  on the next Local  Business  Day; if a demand is made after the  Notification  Time, then the relevant  Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c)      CALCULATIONS.  All  calculations  of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation  Agent as of the Valuation  Time. The Valuation  Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations  not later than the Notification  Time on the Local Business
Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)      SUBSTITUTIONS.

         (i) Unless  otherwise  specified in Paragraph 13, upon notice to the Secured Party specifying the items of
         Posted  Credit  Support to be  exchanged,  the Pledgor  may, on any Local  Business  Day,  Transfer to the
         Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

         (ii)  subject to  Paragraph  4(a),  the  Secured  Party will  Transfer  to the Pledgor the items of Posted
         Credit  Support  specified by the Pledgor in its notice not later than the Local  Business  Day  following the date on which the Secured Party receives the Substitute  Credit Support,  unless  otherwise  specified in Paragraph  13 (the  "Substitution  Date");  provided  that the Secured  Party will only be obligated to
         Transfer  Posted  Credit  Support  with a Value as of the date of Transfer of that Posted  Credit  Support equal to the Value as of that date of the Substitute Credit Support.

PARAGRAPH 5.  ....DISPUTE RESOLUTION

If a party (a "Disputing  Party") disputes (I) the Valuation  Agent's  calculation of a Delivery Amount or a Return
Amount or (II) the Value of any  Transfer  of  Eligible  Credit  Support  or Posted  Credit  Support,  then (1) the
Disputing  Party will  notify the other  party and the  Valuation  Agent (if the  Valuation  Agent is not the other party) not later than the close of business on the Local  Business  Day  following  (X) the date that the demand is made  under  Paragraph  3 in the case of (I)  above  or (Y) the date of  Transfer  in the case of (II)  above,  (2)
subject to Paragraph 4(a), the appropriate  party will Transfer the undisputed  amount to the other party not later than the  close of  business  on the Local  Business  Day  following  (X) the date  that the  demand is made  under
Paragraph 3 in the case of (I) above or (Y) the date of Transfer  in the case of (II) above,  (3) the parties  will consult  with each other in an attempt to resolve  the  dispute  and (4) if they fail to resolve the dispute by the
Resolution Time, then:

         (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the
         Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

             (A)  utilizing any  calculations  of Exposure for the  Transactions  (or Swap  Transactions)  that the parties have agreed are not in dispute;

             (B) calculating the Exposure for the  Transactions  (or Swap  Transactions) in dispute by seeking four actual  quotations at mid-market  from  Reference  Market-makers  for purposes of  calculating  Market
             Quotation,  and taking the arithmetic average of those obtained;  provided that if four quotations are not available for a particular Transaction (or Swap Transaction),  then fewer than four quotations may be used  for  that  Transaction  (or Swap  Transaction);  and if no  quotations  are  available  for a particular  Transaction (or Swap Transaction),  then the Valuation Agent's original  calculations will be used for that Transaction (or Swap Transaction); and

             (C) utilizing the procedures  specified in Paragraph 13 for  calculating  the Value,  if disputed,  of
             Posted Credit Support.

         (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the
         Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a  recalculation  pursuant to this  Paragraph,  the Valuation  Agent will notify each party (or the other party,  if the  Valuation  Agent is a party)  not  later  than the  Notification  Time on the  Local  Business  Day following the  Resolution  Time. The  appropriate  party will,  upon demand  following that notice by the Valuation
Agent or a  resolution  pursuant  to (3) above and  subject  to  Paragraphs  4(a) and  4(b),  make the  appropriate
Transfer.

PARAGRAPH 6.  ....HOLDING AND USING POSTED COLLATERAL

(a)      CARE OF POSTED  COLLATERAL.  Without  limiting  the Secured  Party's  rights  under  Paragraph  6(c),  the
Secured  Party will  exercise  reasonable  care to assure the safe custody of all Posted  Collateral  to the extent required by applicable  law, and in any event the Secured Party will be deemed to have  exercised  reasonable  care if it exercises at least the same degree of care as it would  exercise with respect to its own property.  Except as specified  in the  preceding  sentence,  the  Secured  Party will have no duty with  respect to Posted  Collateral, including,  without  limitation,  any duty to  collect  any  Distributions,  or  enforce  or  preserve  any  rights pertaining thereto.

(b)      ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

         (i) GENERAL.  Subject to the  satisfaction of any conditions  specified in Paragraph 13 for holding Posted
         Collateral,  the  Secured  Party will be  entitled  to hold  Posted  Collateral  or to appoint an agent (a
         "Custodian")  to hold Posted  Collateral  for the Secured  Party.  Upon notice by the Secured Party to the
         Pledgor of the  appointment  of a  Custodian,  the  Pledgor's  obligations  to make any  Transfer  will be discharged  by making the  Transfer to that  Custodian.  The holding of Posted  Collateral  by a Custodian will be deemed to be the holding of that Posted  Collateral  by the Secured  Party for which the Custodian is acting.

         (ii)  FAILURE  TO  SATISFY  CONDITIONS.  If the  Secured  Party  or its  Custodian  fails to  satisfy  any conditions  for holding  Posted  Collateral,  then upon a demand made by the  Pledgor,  the Secured  Party will,  not later than five Local  Business  Days after the  demand,  Transfer  or cause its  Custodian  to
         Transfer  all Posted  Collateral  held by it to a Custodian  that  satisfies  those  conditions  or to the
         Secured Party if it satisfies those conditions.

         (iii)  LIABILITY.  The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c)      USE OF POSTED COLLATERAL. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting
Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

         (i) sell,  pledge,  rehypothecate,  assign,  invest,  use, commingle or otherwise dispose of, or otherwise use in its  business  any  Posted  Collateral  it  holds,  free  from any  claim  or  right of any  nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

         (ii)  register any Posted  Collateral  in the name of the Secured  Party,  its  Custodian or a nominee for either.

For  purposes  of the  obligation  to  Transfer  Eligible  Credit  Support or Posted  Credit  Support  pursuant  to
Paragraphs 3 and 5 and any rights or remedies  authorized  under this  Agreement,  the Secured Party will be deemed to continue to hold all Posted  Collateral  and to receive  Distributions  made thereon,  regardless of whether the
Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)      DISTRIBUTIONS AND INTEREST AMOUNT.

         (i)  DISTRIBUTIONS.  Subject to  Paragraph  4(a),  if the Secured  Party  receives or is deemed to receive
         Distributions  on a Local  Business  Day, it will  Transfer  to the  Pledgor not later than the  following
         Local  Business  Day any  Distributions  it receives or is deemed to receive to the extent that a Delivery
         Amount would not be created or increased by that Transfer,  as calculated by the Valuation  Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

         (ii) INTEREST AMOUNT.  Unless  otherwise  specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any  interest,  dividends  or other  amounts  paid or deemed to have been paid with  respect  to Posted
         Collateral  in the form of Cash (all of which may be  retained by the Secured  Party),  the Secured  Party will  Transfer to the Pledgor at the times  specified in  Paragraph  13 the Interest  Amount to the extent that a  Delivery  Amount  would not be  created  or  increased  by that  Transfer,  as  calculated  by the
         Valuation  Agent (and the date of  calculation  will be deemed to be a Valuation  Date for this  purpose).
         The Interest Amount or portion thereof not Transferred  pursuant to this Paragraph will constitute  Posted
         Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

PARAGRAPH 7.  ....EVENTS OF DEFAULT

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

         (i) that party  fails (or fails to cause its  Custodian)  to make,  when due,  any  Transfer  of  Eligible
         Collateral,  Posted Collateral or the Interest Amount,  as applicable,  required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

         (ii) that party fails to comply with any  restriction or prohibition  specified in this Annex with respect to any of the rights  specified in Paragraph 6(c) and that failure  continues for five Local Business Days after notice of that failure is given to that party; or

         (iii) that party fails to comply with or perform any  agreement or obligation  other than those  specified in  Paragraphs  7(i) and 7(ii) and that  failure  continues  for 30 days after  notice of that  failure is given to that party.

PARAGRAPH 8.  ....CERTAIN RIGHTS AND REMEDIES

(a)      SECURED  PARTY'S RIGHTS AND REMEDIES.  If at any time (1) an Event of Default or Specified  Condition with respect to the Pledgor  has  occurred  and is  continuing  or (2) an Early  Termination  Date has  occurred or been designated as the result of an Event of Default or Specified  Condition with respect to the Pledgor,  then,  unless the Pledgor has paid in full all of its  Obligations  that are then due, the Secured Party may exercise one or more of the following rights and remedies:

         (i) all rights and  remedies  available  to a secured  party under  applicable  law with respect to Posted
         Collateral held by the Secured Party;

         (ii) any other  rights  and  remedies  available  to the  Secured  Party  under the terms of Other  Posted
         Support, if any;

         (iii) the right to Set-off any amounts  payable by the Pledgor  with  respect to any  Obligations  against any Posted  Collateral or the Cash  equivalent of any Posted  Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

         (iv) the right to liquidate  any Posted  Collateral  held by the Secured  Party through one or more public or private  sales or other  dispositions  with such notice,  if any, as may be required  under  applicable law, free from any claim or right of any nature  whatsoever of the Pledgor,  including any equity or right of  redemption  by the Pledgor  (with the  Secured  Party  having the right to purchase  any or all of the
         Posted  Collateral  to be sold)  and to apply  the  proceeds  (or the Cash  equivalent  thereof)  from the liquidation  of  the  Posted  Collateral  to any  amounts  payable  by the  Pledgor  with  respect  to any
         Obligations in that order as the Secured Party may elect.

Each party  acknowledges and agrees that Posted  Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market,  and,  accordingly,  the Pledgor is not entitled to prior notice of any sale of that Posted  Collateral  by the  Secured  Party,  except any notice  that is  required  under applicable law and cannot be waived.

(b)      PLEDGOR'S  RIGHTS AND REMEDIES.  If at any time an Early  Termination Date has occurred or been designated as the result of an Event of Default or  Specified  Condition  with respect to the Secured  Party,  then (except in the case of an Early  Termination  Date relating to less than all  Transactions  (or Swap  Transactions)  where the
Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

         (i) the Pledgor may exercise all rights and remedies  available  to a pledgor  under  applicable  law with respect to Posted Collateral held by the Secured Party;

         (ii) the Pledgor may exercise any other  rights and remedies  available to the Pledgor  under the terms of
         Other Posted Support, if any;

         (iii) the Secured Party will be obligated  immediately to Transfer all Posted  Collateral and the Interest
         Amount to the Pledgor; and

         (iv) to the extent that Posted  Collateral or the Interest Amount is not so Transferred  pursuant to (iii)
         above, the Pledgor may:

                  (A) Set-off  any  amounts  payable by the Pledgor  with  respect to any  Obligations  against any
                  Posted  Collateral or the Cash equivalent of any Posted  Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

                  (B) to the extent that the Pledgor does not Set-off  under  (iv)(A)  above,  withhold  payment of any remaining  amounts  payable by the Pledgor with respect to any  Obligations,  up to the Value of any remaining  Posted  Collateral held by the Secured Party,  until that Posted  Collateral is
                  Transferred to the Pledgor.

(c)      DEFICIENCIES AND EXCESS  PROCEEDS.  The Secured Party will Transfer to the Pledgor any proceeds and Posted
Credit Support  remaining  after  liquidation,  Set-off and/or  application  under  Paragraphs  8(a) and 8(b) after satisfaction  in full of all amounts  payable by the Pledgor  with respect to any  Obligations;  the Pledgor in all events will remain  liable for any amounts  remaining  unpaid after any  liquidation,  Set-off  and/or  application under Paragraphs 8(a) and 8(b).

(d)      FINAL RETURNS. When no amounts are or thereafter may become payable by the Pledgor with respect to any
Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will
Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

PARAGRAPH 9.  ....REPRESENTATIONS

Each party  represents to the other party (which  representations  will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

         (i) it has the power to grant a security  interest in and lien on any Eligible  Collateral it Transfers as the Pledgor and has taken all necessary  actions to authorize  the granting of that security  interest and lien;

         (ii) it is the sole owner of or otherwise  has the right to Transfer all Eligible  Collateral it Transfers to the Secured  Party  hereunder,  free and clear of any security  interest,  lien,  encumbrance  or other restrictions other than the security interest and lien granted under Paragraph 2;

         (iii) upon the Transfer of any  Eligible  Collateral  to the Secured  Party under the terms of this Annex, the Secured Party will have a valid and perfected  first  priority  security  interest  therein  (assuming that any central  clearing  corporation  or any  third-party  financial  intermediary  or other entity not within the control of the Pledgor  involved in the Transfer of that Eligible  Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

         (iv) the  performance  by it of its  obligations  under this Annex will not result in the  creation of any security  interest,  lien or other  encumbrance on any Posted  Collateral other than the security interest and lien granted under Paragraph 2.

PARAGRAPH 10.  ...EXPENSES

(a)      GENERAL.  Except as otherwise  provided in Paragraphs  10(b) and 10(c),  each party will pay its own costs and expenses in connection with  performing its  obligations  under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b)      POSTED CREDIT  SUPPORT.  The Pledgor will promptly pay when due all taxes,  assessments  or charges of any nature that are imposed with respect to Posted  Credit  Support held by the Secured  Party upon  becoming  aware of the same,  regardless  of whether any  portion of that  Posted  Credit  Support is  subsequently  disposed of under
Paragraph  6(c),  except for those  taxes,  assessments  and charges  that result from the  exercise of the Secured
Party's rights under Paragraph 6(c).

(c)      LIQUIDATION/APPLICATION  OF POSTED CREDIT  SUPPORT.  All reasonable  costs and expenses  incurred by or on behalf of the Secured Party or the Pledgor in connection  with the  liquidation  and/or  application  of any Posted
Credit  Support  under  Paragraph  8 will be  payable,  on demand  and  pursuant  to the  Expenses  Section of this
Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

PARAGRAPH 11.  ...MISCELLANEOUS

(a)      DEFAULT  INTEREST.  A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the
Interest  Amount will be  obligated to pay the Pledgor (to the extent  permitted  under  applicable  law) an amount equal to interest at the Default Rate  multiplied  by the Value of the items of property  that were  required to be
Transferred,  from  (and  including)  the date that  Posted  Collateral  or  Interest  Amount  was  required  to be
Transferred to (but  excluding) the date of Transfer of that Posted  Collateral or Interest  Amount.  This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b)      FURTHER  ASSURANCES.  Promptly following a demand made by a party, the other party will execute,  deliver, file and record any financing  statement,  specific assignment or other document and take any other action that may be necessary or  desirable  and  reasonably  requested by that party to create,  preserve,  perfect or validate any security  interest or lien granted under  Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with  respect to Posted  Credit  Support or an  Interest  Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c)      FURTHER  PROTECTION.  The Pledgor will promptly  give notice to the Secured Party of, and defend  against, any suit, action,  proceeding or lien that involves Posted Credit Support  Transferred by the Pledgor or that could adversely  affect the  security  interest  and lien  granted by it under  Paragraph  2, unless  that suit,  action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d)      GOOD  FAITH  AND  COMMERCIALLY  REASONABLE  MANNER.  Performance  of all  obligations  under  this  Annex, including,  but not limited to, all calculations,  valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e)      DEMANDS AND  NOTICES.  All demands and notices  made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f)      SPECIFICATIONS  OF CERTAIN  MATTERS.  Anything  referred to in this Annex as being  specified in Paragraph
13 also  may be  specified  in one or more  Confirmations  or other  documents  and this  Annex  will be  construed accordingly.

PARAGRAPH 12.  ...DEFINITIONS

As used in this Annex:-

"CASH" means the lawful currency of the United States of America.

"CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 3.

"CUSTODIAN" has the meaning specified in Paragraphs 6(b)(i) and 13.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 5.

"DISTRIBUTIONS"  means  with  respect to Posted  Collateral  other than Cash,  all  principal,  interest  and other payments and  distributions  of cash or other  property  with respect  thereto,  regardless  of whether the Secured
Party has disposed of that Posted  Collateral  under  Paragraph  6(c).  Distributions  will not include any item of property  acquired by the Secured Party upon any  disposition or liquidation of Posted  Collateral or, with respect to any Posted  Collateral in the form of Cash, any  distributions  on that collateral,  unless otherwise  specified herein.

"ELIGIBLE  COLLATERAL"  means,  with  respect to a party,  the items,  if any,  specified as such for that party in
Paragraph 13.

"ELIGIBLE CREDIT SUPPORT" means Eligible Collateral and Other Eligible Support.

"EXPOSURE"  means for any Valuation  Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute,  the amount,  if any,  that would be payable to a party that is the Secured  Party by the other  party  (expressed  as a  positive  number)  or by a party  that is the  Secured  Party  to the  other  party
(expressed as a negative  number) pursuant to Section  6(e)(ii)(2)(A)  of this Agreement as if all Transactions (or
Swap  Transactions)  were being terminated as of the relevant  Valuation Time;  provided that Market Quotation will be  determined  by the  Valuation  Agent using its  estimates at  mid-market  of the amounts that would be paid for
Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT  AMOUNT" means,  with respect to a party, the amount specified as such for that party in Paragraph 13;
if no amount is specified, zero.

"INTEREST  AMOUNT"  means,  with  respect to an  Interest  Period,  the  aggregate  sum of the  amounts of interest calculated for each day in that Interest  Period on the principal  amount of Posted  Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

         (x) the amount of that Cash on that day; multiplied by

         (y) the Interest Rate in effect for that day; divided by

         (z) 360.

"INTEREST  PERIOD" means the period from (and  including) the last Local  Business Day on which an Interest  Amount was  Transferred  (or, if no Interest  Amount has yet been  Transferred,  the Local  Business  Day on which  Posted
Collateral in the form of Cash was  Transferred to or received by the Secured  Party) to (but  excluding) the Local
Business Day on which the current Interest Amount is to be Transferred.

"INTEREST RATE" means the rate specified in Paragraph 13.

"LOCAL  BUSINESS DAY",  unless  otherwise  specified in Paragraph 13, has the meaning  specified in the Definitions
Section of this  Agreement,  except that  references to a payment in clause (b) thereof will be deemed to include a
Transfer under this Annex.

"MINIMUM  TRANSFER  AMOUNT"  means,  with  respect  to a party,  the  amount  specified  as such for that  party in
Paragraph 13; if no amount is specified, zero.

"NOTIFICATION TIME" has the meaning specified in Paragraph 13.

"OBLIGATIONS"  means,  with  respect to a party,  all  present  and  future  obligations  of that party  under this
Agreement and any additional obligations specified for that party in Paragraph 13.

"OTHER ELIGIBLE  SUPPORT" means,  with respect to a party,  the items, if any,  specified as such for that party in
Paragraph 13.

"OTHER POSTED  SUPPORT"  means all Other Eligible  Support  Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"PLEDGOR"  means  either  party,  when that party (i)  receives a demand for or is required  to  Transfer  Eligible
Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"POSTED COLLATERAL" means all Eligible  Collateral,  other property,  Distributions,  and all proceeds thereof that have been  Transferred  to or  received by the Secured  Party under this Annex and not  Transferred  to the Pledgor pursuant to Paragraph  3(b),  4(d)(ii) or 6(d)(i) or released by the Secured Party under  Paragraph 8. Any Interest
Amount or portion thereof not Transferred  pursuant to Paragraph  6(d)(ii) will constitute Posted Collateral in the form of Cash.

"POSTED CREDIT SUPPORT" means Posted Collateral and Other Posted Support.

"RECALCULATION  DATE"  means the  Valuation  Date that gives  rise to the  dispute  under  Paragraph  5;  provided, however,  that if a subsequent  Valuation  Date occurs under  Paragraph 3 prior to the  resolution  of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"RESOLUTION TIME" has the meaning specified in Paragraph 13.

"RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

"SECURED  PARTY"  means  either  party,  when that party (i) makes a demand for or is entitled to receive  Eligible
Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"SPECIFIED CONDITION" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"SUBSTITUTE CREDIT SUPPORT" has the meaning specified in Paragraph 4(d)(i).

"SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

"THRESHOLD"  means,  with respect to a party,  the amount  specified as such for that party in Paragraph  13; if no amount is specified, zero.

"TRANSFER"  means,  with respect to any Eligible Credit Support,  Posted Credit Support or Interest Amount,  and in
accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

         (i) in the case of Cash,  payment or delivery by wire transfer  into one or more bank  accounts  specified by the recipient;

         (ii) in the case of  certificated  securities  that cannot be paid or delivered by book-entry,  payment or delivery in  appropriate  physical form to the recipient or its account  accompanied  by any duly executed instruments of transfer,  assignments in blank,  transfer tax stamps and any other documents  necessary to constitute a legally valid transfer to the recipient;

         (iii) in the case of  securities  that can be paid or  delivered  by  book-entry,  the  giving of  written instructions to the relevant depository  institution or other entity specified by the recipient,  together with a  written  copy  thereof  to the  recipient,  sufficient  if  complied  with to  result in a legally effective transfer of the relevant interest to the recipient; and

         (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"VALUATION AGENT" has the meaning specified in Paragraph 13.

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 13.

"VALUATION PERCENTAGE" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"VALUATION TIME" has the meaning specified in Paragraph 13.

"VALUE"  means for any  Valuation  Date or other date for which Value is  calculated  and subject to Paragraph 5 in the case of a dispute, with respect to:

         (i) Eligible Collateral or Posted Collateral that is:

                  (A) Cash, the amount thereof; and

                  (B) a security,  the bid price  obtained by the  Valuation  Agent  multiplied  by the  applicable
                  Valuation Percentage, if any;

         (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

         (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13

                                              ELECTIONS AND VARIABLES
                                         TO THE ISDA CREDIT SUPPORT ANNEX
                                                SEPTEMBER 28, 2006
                                                      BETWEEN

           CREDIT SUISSE INTERNATIONAL,                AND       DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its
        an unlimited company incorporated                      individual capacity but solely as trustee on behalf
 under the laws of England and Wales                            of the trust created under the Pooling and Servicing
                                                                Agreement in respect of RALI SERIES 2006-QS12 TRUST
                   ("PARTY A")                                                     ("PARTY B")

PARAGRAPH 13.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".

         The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A:   None.

         With respect to Party B:   None.

(b)      CREDIT SUPPORT OBLIGATIONS.

         (i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                  (A)  "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

                  (B)  "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

                  (C)  "CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 3.

         (ii)     ELIGIBLE  COLLATERAL.  On any date,  the  following  items will qualify as "ELIGIBLE  COLLATERAL"
         for each party:

                                                                                                   VALUATION
                                                                                                   PERCENTAGE
                 (A)         Cash                                                                     100%
                 (B)         negotiable       debt       obligations       issued      after          100%
                             July  1984  by  the  U.S.  Treasury
                             Department having a residual on such date of less than 1 year
                 (C)         negotiable       debt       obligations       issued      after          97%
                             July  1984  by  the  U.S.  Treasury
                             Department  having a residual maturity on such date equal to or greater than 1 year but less than 5 years
                 (D)         negotiable       debt       obligations       issued      after          95%
                             July  1984  by  the  U.S.  Treasury
                             Department  having a residual maturity on such date equal to or greater than 5 years but less than 10 years
                 (E)         (1) Agency  Securities  having a remaining  stated maturity of up         97%
                             to ten years from the Valuation Date.  "Agency  Securities" means unsecured,  unsubordinated  negotiable debt obligations issued by
                             the  Federal  National  Mortgage   Association,   the  Government
                             National  Mortgage  Association,  the Federal Home Loan  Mortgage
                             Corporation,  or the  Federal  Home  Loan  Banks,  but  excluding
                             Interest-only and principal-only securities.

                             (2) Agency  Securities  having a  remaining  stated  maturity  of greater  than ten  years,  but not more than 30  years,  from the
                             Valuation Date.

                                                                                                       96%
                 (F)         In respect of a party,  such  other  assets as the other  party    Such    percentage
                             may from time to time  specify  in  writing  as  qualifying  as    as   shall,   from
                             Eligible  Collateral  for the  purpose of this Annex  (provided    time to  time,  be
                             that  any  such  assets  shall  cease to  qualify  as  Eligible    specified  by  the
                             Collateral  if  such  other  party  subsequently  specifies  in    other   party   as
                             writing   that  they  shall  no  longer   qualify  as  Eligible    applying  to  such
                             Collateral).  For the  avoidance  of doubt  there  are no other    Eligible
                             assets  which,  as of  the  date  of  this  Annex,  qualify  as    Collateral.
                             Eligible Collateral for either party.

                  (iii)    OTHER ELIGIBLE  SUPPORT.  With respect to a party,  such Other  Eligible  Support as the other party may from time to time specify in writing as  qualifying as "OTHER  ELIGIBLE  SUPPORT"
                  and for the  avoidance of doubt there are no items which  qualify as Other  Eligible  Support for either party as of the date of this Annex.

                  (iv)     THRESHOLDS.

(A)      "INDEPENDENT AMOUNT" means with respect to Party A and Party B: Zero.

(B)      "THRESHOLD"  means with respect to Party A: Infinity;  provided,  if Party  A's  long-term  credit  rating falls below A (or its  equivalent)  from all three of the Rating  Agencies  (as defined in the  Schedule),  then the Threshold with respect to Party A shall be zero.

                                    "THRESHOLD" means with respect to Party B:    Infinity

(C)      "MINIMUM TRANSFER AMOUNT" means with respect to Party A:$250,000.

                                    "MINIMUM TRANSFER AMOUNT" means with respect to Party B:$250,000.

(D)      ROUNDING.  The  Delivery  Amount and the Return  Amount  will be rounded up and down  respectively  to the nearest integral multiple of $10,000.

(c)               VALUATION AND TIMING.

                  (i)      "VALUATION  AGENT"  means,  for  purposes of  Paragraphs  3 and 5, the party  making the demand under  Paragraph 3; for the purposes of Paragraph  4(d)(ii),  the Secured Party  receiving the Substitute  Credit Support;  and, for purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the  Distributions  or the Interest  Amount,  as  applicable  provided  that where there has occurred and is  continuing  an Event of Default,  Potential  Event of Default or
                  Specified  Condition  in respect of such  party it shall not be a  Valuation  Agent and the other party shall be the Valuation Agent.

                  (ii)     "VALUATION  DATE"  means the first day of each  calendar  week that is a Local  Business
                  Day which,  if treated as a Valuation  Date,  would result in a Delivery Amount or Return Amount;
                  or such other Local  Business Day that either  party may elect to  designate a Valuation  Date by notice to the Valuation Agent.

                  (iii)    "VALUATION  TIME" means the close of business in the city of the Valuation  Agent on the
                  Local Business Day before the Valuation  Date or date of  calculation,  as  applicable,  provided that the  calculations  of Value and Exposure will be made as of  approximately  the same time on the same date.

                  (iv)     "NOTIFICATION  TIME" means 4:00 p.m., London  time, on a Local  Business Day.

(d)               CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.

                  (i)      Subject to  Paragraphs  13(d)(ii)  and  13(d)(iii),  for the  purposes of this Annex the following  events will each be a "SPECIFIED  CONDITION" for the party specified (that party being the Affected Party if the event occurs with respect to that party):

                                                                                            Party A    Party B
                           - Illegality                                                        X          X
                           - Credit Event Upon Merger                                          X
                           - Additional Termination Event(s):
                             An event which,  with the giving of notice or the passage of      X          X
                             time,  or  both,   would  constitute  one  or  more  of  the
                             foregoing events

                  (ii)     For the purposes of  sub-Paragraphs  4(a)(ii),  8(a)(2) and 8(b),  the words  "SPECIFIED
                  CONDITION" shall be deleted and the words "Termination  Event" shall be substituted  therefor and provided  further that for the purposes of Paragraph  8(b) the words "or been  designated"  shall be deleted in their entirety;

                  (iii)    For the  purposes of  sub-Paragraph  8(a)(1) the words  "SPECIFIED  CONDITION"  shall be deleted in their entirety.

(e)      SUBSTITUTION.

         (i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(II)     CONSENT.  The Pledgor  must obtain the  Secured  Party's  prior  consent to any  substitution  pursuant to
                  Paragraph  4(d) and shall give to the  Secured  Party not less than two (2) Local  Business  Days notice thereof specifying the items of Posted Credit Support intended for substitution.

         (iii)    RETURN  PROCEDURE.  In  Paragraph  4(d)(ii)  the words  "not later  than the Local  Business  Day following" shall be deleted and replaced with the words "as soon as practical after".

(f)      DISPUTE RESOLUTION.

         (i)      "RESOLUTION TIME" means 4:00 p.m. London time on the Local
         Business Day following the date on which the notice of the dispute is given under Paragraph 5.

         (ii)     VALUE.  For the  purpose of  Paragraphs  5(i)(C)  and 5(ii),  on any date,  the Value of Eligible
         Collateral and Posted Collateral will be calculated as follows:

                  (A)      with respect to any Cash; the amount thereof;

                  (B)      with respect to any Eligible  Collateral  comprising  securities;  the sum of (a)(x) the last  mid-market  price on such date for such  securities  on the principal  national  securities exchange on which such securities are listed,  multiplied by the applicable  Valuation Percentage or (y)  where  any  such  securities  are not  listed  on a  national  securities  exchange,  the mid-market  price for such  securities  quoted as at the  close of  business  on such date by any principal  market maker for such  securities  chosen by the  Valuation  Agent,  multiplied by the applicable  Valuation  Percentage  or (z) if no such bid price is listed or quoted for such date, the last  mid-market  price  listed or quoted (as the case may be), as of the day next  preceding such  date  on  which  such  prices  were  available;  multiplied  by  the  applicable  Valuation
                  Percentage;  plus (b) the  accrued  interest on such  securities  (except to the extent that such interest  shall have been paid to the Pledgor  pursuant to Paragraph  6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date; and

                  (C)      with  respect  to any  Eligible  Collateral  other  than Cash and  securities;  the fair market value of such Eligible  Collateral on such date,  as determined in any  reasonable  manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

         (iii)    ALTERNATIVE.  The  provisions  of  Paragraph 5 will apply  provided  that the  obligation  of the appropriate  party to deliver  the  undisputed  amount to the other party will not arise prior to the time that would  otherwise have applied to the Transfer  pursuant to, or deemed made,  under  Paragraph 3 if no dispute had arisen.

(g)      HOLDING AND USING POSTED COLLATERAL.

         (i)      ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS:

                  Party A: Not applicable

                  Party B or its Custodian will be entitled to hold Posted  Collateral  pursuant to Paragraph 6(b);
                  provided that

                           (1)      whichever of Party B or its Custodian that is holding Posted Collateral,  shall at all times  have a long  term debt or  deposit  rating of at least A from  Standard  &
                           Poor's Ratings  Services,  a division of  McGraw-Hill  Inc. and at least A2 from Moody's
                           Investors  Service,  Inc.  (or their  respective  successors)  and have net  capital  in excess of US$500 million;

                           (2)      the  Custodian  for Party B shall  first be approved by Party A and shall be an account holder in the U.S.  Federal Reserve System.  Initially,  the Custodian for Party
                           B is the Trustee; and

                           (3)      Party B is not a Defaulting Party.

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

         (i)      INTEREST RATE. The "INTEREST  RATE" will be the annualized  rate of return  actually  achieved on
         Posted  Collateral in the form of Cash during the relevant  Interest  Period.  Upon  direction of Party A,
         Party B shall invest Posted Collateral in the form of Cash in Permitted Investments.

         (ii)     TRANSFER OF INTEREST  AMOUNT.  The  Transfer  of the  Interest  Amount will be made on the second
         Local Business Day following the end of each calendar  month,  to the extent that a Delivery  Amount would not be created or increased by that transfer in which event such  Interest  Amount will be retained by the
         Secured  Party,  and on any Local  Business  Day on which  all  Posted  Collateral  in the form of Cash is
         Transferred to the Pledgor pursuant to Paragraph 3(b).

         (iii)    ALTERNATIVE  TO INTEREST  AMOUNT.  The  provisions  of Paragraph  6(d)(ii) will apply and for the purposes  of  calculating  the  Interest  Amount the  amount of  interest  calculated  for each day of the
         Interest Period shall be compounded daily.

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

         (i)      "Value" with respect to Other  Eligible  Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

         (ii)     "Transfer"  with  respect to Other  Eligible  Support and Other  Posted  Support  shall have such meaning as the parties shall agree in writing from time to time.

(k)      DEMANDS AND NOTICES.  All demands,  specifications  and notices  under this Annex will be made pursuant to the Addresses for Notices Section of this Agreement, save that any demand, specification or notice:

         (i)      shall be given to or made at the following addresses:

         If to Party A:

                  Address: addressStreetOne Cabot Square
                                    London E14 4QJ
                                    England.

                  Telephone:        44 20 7883 5324
                  Facsimile:        44 20 7883 7987
                  Attention:        Collateral Management Unit

         or at such other  address  as the  relevant  party may from time to time  designate  by giving  notice (in accordance with the terms of this paragraph) to the other party;

         (ii)     shall (unless  otherwise  stated in this Annex) be deemed to be effective at the time such notice is actually  received  unless such notice is received on a day which is not a Local  Business Day or after the  Notification  Time on any  Local  Business  Day in which  event  such  notice  shall be  deemed to be effective on the next succeeding Local Business Day.

(l)      ADDRESS FOR TRANSFERS.

         Party A:  To be notified to Party B by Party A at the time of the request for the Transfer.

         Party B:

Address for Transfers for Party B:  Deutsche Bank
                                            ABA 021 001 033
                                            A/C #: 01419663
                                            Acct.: NYLTD Funds Control - Stars West
                                            Ref: Trust Administration - RALI 2006- QS12

(m)      OTHER PROVISIONS.

         (i)      ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "EQUIVALENT  COLLATERAL" means, with respect to any security  constituting  Posted Collateral,  a security of the same issuer and, as applicable,  representing  or having the same class,  series, maturity,  interest rate,  principal amount or liquidation value and such other provisions as are necessary  for that  security and the security  constituting  Posted  Collateral to be treated as equivalent in the market for such securities;

                  "LOCAL  BUSINESS  DAY"  means:  (i) any day on which  commercial  banks  are  open  for  business
                  (including  dealings in foreign  exchange and foreign currency  deposits) in London,  and (ii) in relation  to a Transfer  of  Eligible  Collateral,  a day on which the  clearance  system  agreed between  the  parties  for the  delivery  of  Eligible  Collateral  is open  for  acceptance  and execution  of  settlement  instructions  (or in the case of a Transfer of Cash or other  Eligible
                  Collateral for which delivery is  contemplated  by other means, a day on which  commercial  banks are open for  business  (including  dealings for foreign  exchange  and foreign  deposits) in New
                  York and such other places as the parties shall agree);

         (ii)     TRANSFER TIMING

                  (a)      Paragraph  4(b)  shall  be  deleted  and  replaced  in its  entirety  by  the  following paragraph:

                           "Subject to Paragraphs 4(a) and 5 and unless  otherwise  specified,  if a demand for the
                           Transfer  of  Eligible   Credit  Support  or  Posted  Credit  Support  is  made  by  the
                           Notification  Time, then the relevant  Transfer will be made not later than the close of business on the second  Local  Business  Day  thereafter;  if a demand is made after the
                           Notification  Time then the relevant  Transfer  will be made not later than the close of business on the third Local Business Day thereafter."

                  (b)      Paragraph  6(d)(1)  shall be amended  so that the  reference  therein to "the  following
                  Local  Business  Day"  shall  be  replaced  by  reference  to  "the  second  Local  Business  Day thereafter".

         (iii)    EVENTS OF DEFAULT

                  Paragraph 7 shall be amended so that the references in Paragraph 7(i), Paragraph 7(ii) and
                  Paragraph 7(iii) to "two Local Business Days", "five Local Business Days" and "thirty days"
                  respectively, shall instead be replaced by "one Local Business Day", "three Local Business
                  Days" and "three Local Business Days" respectively.

         (iv)     HOLDING COLLATERAL.

                  The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

         (v)      Notwithstanding any provision of this Annex to the contrary, Party B shall have no obligation to Transfer Eligible Credit Support under any circumstances.

(N)      TRUSTEE  CAPACITY.  It is  expressly  understood  and agreed by the parties  hereto that (i) this Annex is executed  and  delivered by Deutsche  Bank Trust  Company  Americas,  not in its  individual  capacity but solely as Trustee for the Trust under the Pooling and Servicing  Agreement,  in the exercise of the powers and authority conferred upon and vested in it thereunder,  (ii) each of the  representations,  warranties, covenants,  undertakings  and agreements  herein made on the part of Party B has not been made or intended as a  representation,  warranty,  covenant,  undertaking  or  agreement  by  Deutsche  Bank Trust  Company
         Americas,  in its  individual  capacity,  but is made and  intended  for the  purpose of binding  only the assets  of the  Trust  available  therefor  in  accordance  with the terms of the  Pooling  and  Servicing
         Agreement,  (iii) nothing herein  contained  shall be construed as creating any liability on Deutsche Bank
         Trust Company Americas,  in its individual  capacity,  to perform any covenant either expressed or implied contained  herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any
         Person  claiming by,  through or under the parties hereto and (iv) under no  circumstances  shall Deutsche
         Bank Trust Company  Americas,  in its individual  capacity,  be liable for the payment of any indebtedness or  expenses  of Party B or be  liable  for the  breach  or  failure  of any  obligation,  representation, warranty or covenant made or undertaken by Party B under this Annex or any other related  document,  as to all of which recourse  shall be had solely to the assets of the Trust in accordance  with the terms of the
         Pooling and Servicing Agreement.

         IN WITNESS  WHEREOF,  the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

               CREDIT SUISSE INTERNATIONAL                      DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS
                                                             INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE ON BEHALF OF
                                                               THE TRUST CREATED UNDER THE POOLING AND SERVICING
                                                               AGREEMENT IN RESPECT OF RALI SERIES 2006-QS12TRUST

By:  /s/ Marisa Scauzillo                                  By:  /s/ Amy Stoddard
     Name:Marisa Scauzillo                                 Name: Amy Stoddard
     Title:  Authorized Signatory                          Title: Authorized Signer
     Date:                                                 Date:

By:  /s/ Bik Kwan Chung
     Name: Bik Kwan Chung
     Title: Authorized Signatory
     Date: